UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material under §240.14a-12

Portman Ridge Finance Corporation

BC Partners Lending Corporation

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Portman Ridge Finance Corporation

BC Partners Lending Corporation

650 Madison Avenue

New York, New York 10022

Dear Stockholders:

You are cordially invited to attend the 2020 Joint Annual Meeting of Stockholders (the “Annual Meeting”) of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), and BC Partners Lending Corporation, a Maryland corporation (“BCPL,” and each of PTMN and BCPL, a “Company”), to be held virtually on June 24, 2020, at 9:00 a.m., Eastern Time at the following websites: www.virtualshareholdermeeting.com/PTMN2020 for PTMN stockholders and www.virtualshareholdermeeting.com/BCPL2020 for BCPL stockholders. Stockholders of record of common stock of PTMN, par value $0.01 per share, and/or stockholders of record of common stock of BCPL, par value $0.001 per share, at the close of business on April 27, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Joint Annual Meeting and joint proxy statement. The joint proxy statement and each Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are being made available to the respective stockholders thereof via the Internet on or about April 29, 2020. Your vote is very important to us.

Your Board of Directors unanimously recommends that you (i) vote “FOR” the election of each of the nominees proposed by your Board of Directors and described in the accompanying joint proxy statement, (ii) vote “FOR” the proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm for your Company for the fiscal year ending December 31, 2020 and (iii) for PTMN stockholders only, vote “FOR” the advisory proposal to approve, in a non-binding vote, the compensation paid to PTMN’s named executive officers for the fiscal year ended December 31, 2019 as described in the accompanying joint proxy statement. You can vote for your Board of Directors’ nominees and on the other matters to be voted on at the Annual Meeting by following the instructions on the Notice of Internet Availability of Proxy Materials and voting by Internet or telephone.

It is important that your shares be represented at the Annual Meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and authorize a proxy via the Internet or telephone to vote your shares. We encourage you to vote via the Internet as it saves us significant time and processing costs. However, the Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the joint proxy statement and proxy card for the Annual Meeting free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Annual Meeting. Voting by proxy does not deprive you of your right to participate in the virtual Annual Meeting.

No matter how many or few shares in a Company you own, your vote and participation are very important to us.

Sincerely,

/s/ Ted Goldthorpe
Ted Goldthorpe
PTMN and BCPL Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Stockholders to Be Held on June 24, 2020.

The accompanying joint proxy statement and PTMN’s Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.PortmanRidge.com and in the case of BCPL, at www.proxyvote.com.

PORTMAN RIDGE FINANCE CORPORATION

BC PARTNERS LENDING CORPORATION

650 Madison Avenue

New York, New York 10022

NOTICE OF VIRTUAL 2020 JOINT ANNUAL MEETING OF STOCKHOLDERS

Online Meeting Only – No Physical Meeting Location

PTMN: www.virtualshareholdermeeting.com/PTMN2020

BCPL: www.virtualshareholdermeeting.com/BCPL2020

June 24, 2020, 9:00 a.m., Eastern Time

Dear Stockholders:

The 2020 Joint Annual Meeting of Stockholders (the “Annual Meeting”) of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), and BC Partners Lending Corporation, a Maryland corporation (“BCPL,” and each of PTMN and BCPL, a “Company”), will be conducted virtually, solely by the means of remote communication, on June 24, 2020, at 9:00 a.m., Eastern Time at the following websites:

www.virtualshareholdermeeting.com/PTMN2020 for PTMN stockholders; and

www.virtualshareholdermeeting.com/BCPL2020 for BCPL stockholders.

At the Annual Meeting, in addition to transacting such other business as may properly come before the meeting and any postponements or adjournments thereof, the respective stockholders of each Company will consider and vote on the following proposals as to such Company:

(1)	The election of two directors, who will each serve until the 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualifies; and

(2)	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for such Company for the fiscal year ending December 31, 2020.

In addition to the aforementioned proposals, PTMN stockholders only will also consider and vote on the following proposal:

(3)	To approve, in a non-binding vote, the compensation paid to PTMN’s named executive officers for the fiscal year ended December 31, 2019 as described in the accompanying joint proxy statement.

EACH COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE APPLICABLE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR SUCH COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020 AND FOR PTMN STOCKHOLDERS ONLY, THE PTMN BOARD RECOMMENDS YOU VOTE “FOR” THE PROPOSAL TO APPROVE, IN A NON-BINDING VOTE, THE COMPENSATION PAID TO PTMN’S NAMED EXECUTIVE OFFICERS.

You have the right to receive notice of, and to vote at, the Annual Meeting as to the PTMN proposals if you were a stockholder of record of common stock of PTMN, par value $0.01 per share, at the close of business on April 27, 2020 and as to the BCPL proposals if you were a stockholder of record of common stock of BCPL, par value $0.001 per share, at the close of business on April 27, 2020. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at each company’s principal executive offices at 650 Madison Avenue, New York, New York 10022, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/PTMN2020 for PTMN stockholders and www.virtualshareholdermeeting.com/BCPL2020 for BCPL stockholders when you enter your 16-Digit control number. Each Company is furnishing a proxy statement and proxy card to its respective stockholders on the Internet, rather than mailing printed copies of those materials to each of its stockholders. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials.

We are not aware of any other business, or any other nominees for election as directors of either Company, that may properly be brought before the Annual Meeting.

Thank you for your continued support of PTMN and BCPL.

By order of the Boards of Directors,

/s/ Ted Gilpin
Ted Gilpin
PTMN and BCPL Secretary

New York, New York

April 29, 2020

To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may participate in the virtual Annual Meeting.

PORTMAN RIDGE FINANCE CORPORATION

BC PARTNERS LENDING CORPORATION

650 Madison Avenue

New York, New York 10022

JOINT PROXY STATEMENT

Virtual 2020 Joint Annual Meeting of Stockholders

General

We are furnishing you this joint proxy statement in connection with the solicitation of proxies by the Boards of Directors (each, a “Board” and together, the “Boards”) of Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), and BC Partners Lending Corporation, a Maryland corporation (“BCPL,” and PTMN and BCPL, each, a “Company” and together, the “Companies,” “we,” “us,” or “our”) for use at the Companies’ virtual 2020 Joint Annual Meeting of Stockholders (the “Annual Meeting”) that will be held solely by means of remote communication. This joint proxy statement and each Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are being made available to its respective stockholders via the Internet on or about April 29, 2020.

We encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified.

Although each Company is a separate business development company and stockholders of each Company will vote separately on the applicable proposals contained herein, the Companies are soliciting votes through this joint proxy statement to reduce expenses to the Companies in connection with soliciting proxies for the Annual Meeting.

Annual Meeting Information

The Annual Meeting will be a completely virtual meeting that will be held solely by means of remote communication. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on June 24, 2020 at 9:00 a.m., Eastern Time. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/PTMN2020 if you are a PTMN stockholder and/or www.virtualshareholdermeeting.com/BCPL2020if you are a BCPL stockholder and, in each case, enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the applicable Company. If you hold shares of a Company’s common stock through a broker, bank, trustee or nominee and want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 8:45 a.m., Eastern Time. Please allow time for online check-in procedures.

You are entitled to attend and participate in the virtual Annual Meeting only if you are a record stockholder of common stock of PTMN, par value $0.01 per share, or a stockholder of common stock of BCPL, par value $0.001 per share, as of the close of business on the record date for the Annual Meeting, which is April 27, 2020 (the “Record Date”), or you hold a valid proxy for the Annual Meeting.

Availability of Proxy and Annual Meeting Materials

This joint proxy statement and PTMN’s Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.PortmanRidge.com, and in the case of BCPL, at www.proxyvote.com.

Purpose of Annual Meeting

In addition to transacting such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof, at the Annual Meeting, the respective stockholders of each Company will be asked to consider and vote on the following proposals as to such Company:

1. The election of two directors, who will each serve until the 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualifies; and

2. The ratification of the selection of KPMG LLP (“KPMG”) to serve as such Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

In addition to the aforementioned proposals, PTMN stockholders will also consider and vote on the following proposal:

3. Solely with respect to PTMN, the approval, in a non-binding vote, the compensation paid to PTMN’s named executive officers for the fiscal year ended December 31, 2019, as described in this joint proxy statement.

Voting Information

General

EACH COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE APPLICABLE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THIS JOINT PROXY STATEMENT AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR SUCH COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020; AND FOR PTMN STOCKHOLDERS ONLY, THE PTMN BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE, IN A NON-BINDING VOTE, THE COMPENSATION PAID TO PTMN’S NAMED EXECUTIVE OFFICERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019.

Voting Securities

You may cast one vote for each share of common stock of the applicable Company that you owned as of the Record Date for each matter submitted for a vote at the Annual Meeting. Each share of a Company’s common stock has equal voting rights with all other shares of such Company’s common stock, which is the only class of voting securities outstanding of each Company. Stockholders can vote only on matters affecting a Company in which they hold shares of common stock. As of the close of business on the April 27, 2020 Record Date, PTMN had 44,725,872 shares of common stock outstanding and BCPL had 1,140,540 shares of common stock outstanding.

Quorum Required

For a Company to conduct business at the Annual Meeting, a quorum of stockholders of that Company must be present at the Annual Meeting. The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders entitled to cast a majority of the shares of a Company’s common stock outstanding on the Record Date will constitute a quorum of such Company. Abstentions will be treated as shares present for quorum purposes.

Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

The Chairman of the Annual Meeting for each Company shall have the power to adjourn such Company’s Annual Meeting, whether or not a quorum is present, from time to time for any reason and without notice other than announcement at the Annual Meeting.

Submitting Voting Instructions for Shares Held Through a Broker, Bank, Trustee or Nominee

If you hold shares of a Company’s common stock through a broker, bank, trustee or nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker, bank, trustee or nominee. If you hold shares of a Company’s common stock through a broker, bank, trustee or nominee and want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Please instruct your broker, bank, trustee or nominee regarding how you would like your shares voted so your vote can be counted.

Discretionary Voting

Brokers, banks, trustees and nominees have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. The “routine” matter being considered by each Company at this Annual Meeting is the ratification of the appointment of such Company’s independent registered public accounting firm, and the “non-routine” matters being considered by each Company at this Annual Meeting is the election of directors and, solely with respect to PTMN, to approve, in a non-binding vote, the compensation paid to PTMN’s named executive officers for the fiscal year ended December 31, 2019. If you hold your shares in street name (or “nominee name”) and do not provide your broker, bank, trustee or nominee who holds such shares of record with specific instructions regarding how to vote on each Company’s proposal to elect directors and, solely with respect to PTMN, to approve the compensation paid to PTMN’s named executive officers, your broker will not be permitted to vote your shares on such “non-routine” proposals.

Please note that to be sure your vote is counted on a Company’s proposal to elect directors, you should instruct your broker, bank, trustee or nominee how to vote your shares by following the voting instructions provided by your broker, bank, trustee or nominee. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposals.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of a Company’s common stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Authorizing your proxy will not limit your right to participate in the virtual Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the applicable Board’s recommendations. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Receipt of Multiple Proxy Cards

Some of each Company’s stockholders hold their shares in more than one account and may receive a separate Notice of Internet Availability of Proxy Materials for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote by following the instructions in each Notice of Internet Availability of Proxy Materials you receive.

Revoking Your Proxy

If you are a stockholder of record of PTMN and/or BCPL, you can revoke your proxy as to either or both Companies at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Annual Meeting to Portman Ridge Finance Corporation or BC Partners Lending Corporation, as applicable, at 650 Madison Avenue, New York, New York 10022, Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Annual Meeting; or (iii) participating in the virtual Annual Meeting and voting online. If you hold shares of a Company’s common stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual Annual Meeting does not revoke your proxy unless you also vote online at the Annual Meeting.

Votes Required

Election of directors. For PTMN, the affirmative vote of a plurality of the shares of PTMN’s common stock outstanding and entitled to vote thereon at the Annual Meeting is required to elect each director nominee of that Company (i.e., the two candidates receiving the most “for” votes will win each election). For BCPL, the affirmative vote of a plurality of all the votes cast in the election of directors at the Annual Meeting is required to elect each director nominee of that Company (i.e., the two candidates receiving the most “for” votes will win each election). Stockholders may not cumulate their votes. Abstentions, votes to “withhold authority” and broker non-votes will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of independent registered public accounting firm. The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to each Company is required to ratify the appointment of KPMG to serve as such Company’s independent registered public accounting firm (i.e., the number of shares voted “for” the ratification of the appointment of KPMG exceeds the number of votes “against” the ratification of the appointment of KPMG). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Approval, in a non-binding vote, of the compensation paid to PTMN’s named executive officers. The affirmative vote of the holders of a majority of the shares of common stock of PTMN represented at the Annual Meeting in person or by proxy is required for the approval of the non-binding resolution in this proposal. Pursuant to applicable broker rules, brokers will not have discretionary authority to vote on this proposal and, therefore, broker non-votes will not be included in vote totals and will not affect the outcome of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Abstentions will have the same effect as a “no” vote on the approval of the resolution in this proposal. Unless otherwise indicated, the persons named in the proxy will vote all proxies in favor of this proposal. As an advisory vote, this proposal is not binding upon PTMN. Additionally, the Compensation Committee of PTMN’s Board of Directors (the “Compensation Committee”) is no longer responsible for designing and administering PTMN’s executive compensation program as a result of the Externalization, as defined under “Explanatory Note Regarding the Externalization.”

Information Regarding This Solicitation

Each Company will bear its allocable portion of the expenses of the solicitation of proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of the Companies’ adviser or administrator, and its affiliates and/or a paid solicitor. No additional compensation will be paid to such regular employees for such services. Neither Company currently intends to engage a paid solicitor in connection with the Annual Meeting. If a Company retains a solicitor, it estimates that it will pay an aggregate of approximately $5,000 plus out-of-pocket expenses for such services and you could be contacted by telephone on behalf of such Company and be urged to vote. If the Companies engage a solicitor, you could be contacted by telephone on behalf of the Company of which you hold shares of common stock and be urged to vote. The solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. Each Company will reimburse brokers and other persons holding such Company’s common stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies. The principal address of PTMN’s investment adviser, Sierra Crest Investment Management LLC (“Sierra Crest”), and BCPL’s investment adviser, BC Partners Advisors L.P. (“BC Partners Advisors” and each an “Adviser” and together with Sierra Crest, the “Advisers”) is 650 Madison Avenue, New York, New York 10022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 27, 2020, the beneficial ownership information of each current director, including the nominees for director, of both Companies, as well as each Company’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of its common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 44,725,872 shares of PTMN’s common stock and 1,140,540 shares of BCPL’s common stock outstanding as of April 27, 2020.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the shares of a Company’s common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Companies believe that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The directors are divided into two groups — interested directors and independent directors. Each interested director is an “interested person” of such Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The address of all executive officers and directors is c/o Portman Ridge Finance Corporation or c/o BC Partners Lending Corporation, as applicable, at 650 Madison Avenue, New York, New York 10022.

	Number of Shares(1)		Percentage of Class
Name and Address	BCPL	PTMN	BCPL	PTMN
Directors and Executive Officers:
Independent Directors
Alexander Duka (PTMN; BCPL)	12,000	—	1.052%	—
George Grunebaum (PTMN; BCPL)	8,000	—	0.701%	—
Christopher Lacovara(2) (PTMN)	N/A	212,634	N/A	0.475%
Dean C. Kehler(3) (PTMN)	N/A	1,674,000	N/A	3.743%
Robert Warshauer (PTMN; BCPL)	12,000	—	1.052%	—
Interested Directors
Graeme Dell (PTMN; BCPL)	3,000	—	0.263%	—
Ted Goldthorpe (PTMN; BCPL)	100,000	96,182	8.768%	0.215%
David Moffitt (PTMN)	N/A	—	N/A	—
Executive Officers
Edward U. Gilpin (PTMN; BCPL)	4,000	108,755	0.351%	0.243%
Andrew Devine (PTMN; BCPL)	—	—	—	—
Patrick Schafer (PTMN)	N/A	24,500	N/A	0.055%
Directors and Executive Officers as a Group (11 persons (PTMN); 8 persons (BCPL))	139,000	2,116,071	12.187%	4.731%
5% Holders
Credit Suisse AG(4)	—	3,260,514	—	7.290%
Callodine Capital Management, LP(5)	—	2,339,415	—	5.231%
BC Partners Holdings Limited(6)	204,000	—	17.886%	—
Haymarket Insurance Company(7)	200,000	—	17.536%	—
Raymond Svider(8)	80,000	—	7.014%	—
Forethought Life Insurance Company(9)	210,554.33	—	18.461%	—

*	Represents less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)

Excludes shares of common stock held by KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC (the “KKAT Entities”). Mr. Lacovara is a member of the KKAT Entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT Entities. Mr. Lacovara disclaims beneficial ownership of the shares held by the KKAT Entities except to the extent of their respective pecuniary interests therein.

(3)

Includes 1,800,000 shares acquired by Mr. Kehler as consideration for his indirect sale of certain property and limited liability company interests in Trimaran Advisors, L.L.C. to PTMN on February 29, 2012. Mr. Kehler indicated that he has sole dispositive and voting power over 725,000 of such shares which were delivered at the closing of the transaction.

(4)

Based on a Schedule 13G/A filed by Credit Suisse AG/ on February 13, 2020 (the “CS Statement”). In accordance with SEC Release No. 34-39538 (January 12, 1998), the CS Statement was filed by Credit Suisse AG (the “Bank”), a Swiss bank, on behalf of its subsidiaries to the extent that they conduct business as the Swiss Universal Bank, Asia Pacific, International Wealth Management, Global Markets, Investment Banking & Capital Markets and the Strategic Resolution Unit operating divisions (collectively, the “Divisions” and together with the Bank and its subsidiaries, the “Reporting Person”). The address of the principal business and office of the Bank is Uetlibergstrasse 231, P.O. Box 900, CH 8070 Zurich, Switzerland. The address of the principal business and office of the Reporting Person in the United States is Eleven Madison Avenue, 23rd Floor, New York, New York 10010. The ultimate parent company of the Bank is Credit Suisse Group AG (“CSG”), a corporation formed under the laws of Switzerland. CSG is a global financial services company, active in all major financial centers and providing a comprehensive range of banking products.

The Bank is comprised of three regionally focused divisions: Swiss Universal Bank, Asia Pacific and International Wealth Management serving Europe, the Middle East, Latin America and Africa. Two other divisions—Global Markets as well as Investment Banking & Capital Markets—sit alongside these regional businesses. The Strategic Resolution Unit consolidates, as of December 31, 2018, the Bank’s remaining portfolios from the former non-strategic units plus additional businesses and positions that do not fit with its strategic direction. The business address of CSG is Paradeplatz 8, P.O. Box 1, CH 8070 Zurich, Switzerland. CSG, for purposes of the federal securities laws, may be deemed ultimately to control the Bank and the Reporting Person. CSG, its executive officers and directors, and its direct and indirect subsidiaries may beneficially own securities to which the CS Statement relates (the “Shares”) and such Shares are not reported in the CS Statement. CSG disclaims beneficial ownership of Shares beneficially owned by its direct and indirect subsidiaries, including the Reporting Person. Each of the Divisions disclaims beneficial ownership of Shares beneficially owned by the Reporting Person. The Reporting Person disclaims beneficial ownership of Shares beneficially owned by CSG and each of the Divisions.

(5)

Based on a Schedule 13G filed jointly by Callodine Capital Management, LP and James S. Morrow on February 5, 2020. The address for Callodine Capital Management, LP and James S. Morrow is Two International Place, Suite 1830, Boston, MA 02110. Shares reported for Callodine Capital Management, LP (“Callodine”) represent shares held for the benefit of investment advisory clients of Callodine. Shares reported Mr. Morrow represent the above referenced shares reported for Callodine, Mr. Morrow is the managing member of the general partner of Callodine. Each of the reporting persons disclaims beneficial ownership of the shares reported except to the extent of its or his pecuniary interest herein.

(6)

As reported on a Schedule 13D filed by BC Partners Holdings Limited on October 28, 2019, of the 204,000 shares of BCPL common stock over which BC Partners Holdings Limited has shared voting and dispositive power: (i) 200,000 shares of BCPL common stock are held by Investment Holdings Limited directly; and (ii) 4,000 shares of BCPL common stock are held by BC Partners Investment Holdings Limited. The sole owner of the voting shares of Investment Holdings Limited is Fee Holdings Limited. Each of BC Partners Investment Holdings Limited and Fee Holdings Limited is a wholly-owned subsidiary of BC Partners Holdings Limited.

(7)

As reported on a Schedule 13G filed by Haymarket Insurance Company (“Haymarket”) on January 28, 2020 of the 200,000 shares of BCPL over which Haymarket has the sole power to dispose or to direct the disposition of and the sole power to vote or to direct the vote. The principal address of Haymarket is 415 Bedford Road, Suite 102, Pleasantville, NY 10570.

(8)

As reported on a Schedule 13D filed by Raymond Svider on October 28, 2019 of the 80,000 shares of BCPL common stock over which Mr. Svider has the sole power to dispose or to direct the disposition of and the sole power to vote or to direct the vote. Mr. Svider is a partner and the chairman of BC Partners Holdings Limited, an affiliate of BC Partners Advisors L.P., BCPL’s investment adviser.

(9)

As reported on a Schedule 13D filed by Forethought Life Insurance Company (“Forethought”) on October 28, 2019 of the 210,554.33 shares of BCPL over which Forethought has the sole power to dispose or to direct the disposition of and the sole power to vote or to direct the vote. Pursuant to a letter agreement executed between BCPL and Forethought, Forethought may only exercise its voting power up to a total of 9.9% of BCPL’s outstanding voting securities. Certain terms of such letter agreement may represent a granting of a voting proxy in respect of the voting interest above 9.9%. The principal address for Forethought is 10 West Market Street, Suite 2300, Indianapolis, IN 46204.

The following table sets forth, as of April 27, 2020, the dollar range of our equity securities that is beneficially owned by each of the current directors of each Company.

	Dollar Range of Equity Securities Beneficially Owned(1)(2)		Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Name (Company or Companies)	PTMN	BCPL
Independent Directors
Alexander Duka (PTMN; BCPL)	None	>$100,000	>$100,000
George Grunebaum (PTMN; BCPL)	None	>$100,000	>$100,000
Christopher Lacovara(2) (PTMN)	>$100,000	N/A	>$100,000
Dean C. Kehler(3) (PTMN)	>$100,000	N/A	>$100,000
Robert Warshauer (PTMN; BCPL)	None	>$100,000	>$100,000
Interested Directors
Graeme Dell (PTMN; BCPL)	None	$50,001-$100,000	50,001-$100,000
Ted Goldthorpe (PTMN; BCPL)	$50,001-$100,000	>$100,000	>$100,000
David Moffitt (PTMN)	None	N/A	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)

The dollar range of equity securities beneficially owned for PTMN is based on the closing price per share for PTMN’s common stock of $0.98 on The Nasdaq Global Select Market (“Nasdaq”). The dollar range of equity securities beneficially owned for BCPL is calculated by multiplying the current net asset value per share, as of December 31, 2019, of $25.11 per share by the number of equity securities beneficially owned. The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or > $100,000.

The following table sets forth the dollar range of limited partnership interests in other private funds advised by and beneficially owned by any of our independent directors and his or her immediate family as of December 31, 2019.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities(1)
Alexander Duka	Alexander Duka and Barbara Duka	BC Partners Special Opportunities Fund I LP	Limited Partnership	> $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or >$100,000.

PROPOSAL 1 — ELECTION OF DIRECTORS

The business and affairs of each Company is managed under the oversight of its Board. PTMN’s Board currently consists of 8 members, of whom five are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, and BCPL’s Board currently consists of five members, of whom three are not “interested persons.” Each Board may modify the number of its members in accordance with the applicable Company’s bylaws, except that no decrease in the number of directors will shorten the term of any incumbent director. Nasdaq requires that PTMN maintain a majority of independent directors on its Board and provides that a director of a business development company is considered to be independent if he or she is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act. Therefore, under both the 1940 Act and applicable Nasdaq rules, a majority of the directors of PTMN’s Board is independent. Similarly, a majority of the directors of BCPL’s Board is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act and therefore independent.

Under the certificate of incorporation, as amended, of PTMN, and the charter of BCPL, directors are divided into three classes. At each annual meeting of stockholders of each Company, the successors to the directors whose terms expire at such meeting will be elected to serve until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor has been duly elected and qualifies or any director’s earlier resignation, removal from office, death or incapacity.

Each of Messrs. Warshauer and Dell has been nominated for re-election to the Board of PTMN and each of Messrs. Grunebaum and Goldthorpe has been nominated for re-election to the Board of BCPL, for a three-year term expiring at the 2023 annual meeting of stockholders of such Company. Each of Messrs. Warshauer and Dell joined PTMN’s Board in April 2019 in connection with the Externalization. Each of Messrs. Grunebaum and Goldthorpe was elected to BCPL’s Board for a term commencing on April 9, 2018.

No person being nominated by either Company as a director is being proposed for election pursuant to any agreement or understanding between any such person and that Company.

Required Vote

For PTMN, the affirmative vote of a plurality of the shares of PTMN’s common stock outstanding and entitled to vote thereon at the Annual Meeting is required to elect each director nominee of that Company (i.e., the two candidates receiving the most “for” votes will win each election). For BCPL, a plurality of all of the votes cast at the Annual Meeting duly called and at which a quorum is present is necessary to elect a director. Any stockholder of PTMN or BCPL as of the Record Date can vote for or withhold authority on each of the director nominees of PTMN or BCPL, respectively. Abstentions, votes to “withhold authority” and broker non-votes will have no effect on the election of any director nominee, although they will be considered present for the purpose of determining the presence of a quorum. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named above. If a nominee should be unable to serve or for good cause will not serve as a director, it is intended that the proxy will be voted for the election of such person nominated by the applicable Board as a replacement. Neither Board has any reason to believe that any director nominee named will be unable or unwilling to serve.

Each Company’s Board unanimously recommends a vote “FOR” each of the applicable Company’s director nominees described in this joint proxy statement.

Director and Executive Officer Information

Directors

Information regarding each Company’s nominees for election as a director at the Annual Meeting and each Company’s continuing directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Each interested director is an “interested person” of such Company, as defined in Section 2(a)(19) of the 1940 Act.

Name, Address, and Age(1)	Company Served	Company – Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
Interested Directors
Graeme Dell* (54)	PTMN and BCPL	PTMN–Director since April 2019; term expires, if elected, in 2023 BCPL–Director since 2018; term expires in 2022	Managing Partner and Chief Operating Officer of BC Partners LLP since May 2014. Previously, Mr. Dell was Group Finance Director at Ashmore Group plc from 2008 to 2014.	2	A member of the board of directors of Mount Logan Capital Inc. since October 2018.

Ted Goldthorpe+ (43)	PTMN and BCPL	PTMN–Director since April 2019; term expires in 2021 BCPL–Director since April 2018; term expires, if elected, in 2023	President and CEO of PTMN April 2019 and BCPL since April 2018. Executive Officer of Sierra Crest and Managing Partner of BC Partners Credit since 2017. Mr. Goldthorpe was President of Apollo Investment Corporation and Chief Investment Officer of Apollo Investment Management from 2012 to 2016.	2	A member of the board of directors of Mount Logan Capital Inc. since October 2018.

Name, Address, and Age(1)	Company Served	Company – Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
David Moffitt (57)	PTMN	Director since April 2019; term expires in 2022	Head of Tactical Investment Opportunities and member of the investment committee of LibreMax Capital, LLC since September 2017. Prior to that, he was a Managing Director and Partner at J.C. Flowers & Co. from September 2014 to August 2017.	1

Independent Directors

Alexander Duka (53)	PTMN and BCPL	PTMN–Director since April 2019; term expires in 2021 BCPL–Director since April 2018; term expires in 2022	Executive Vice President of Corporate Development of Acceleration Bay, LLC from September 2017 to September 2019. Mr. Duka also held various positions at Citigroup, Inc. from 1992 to 2017.	2

George Grunebaum+ (57)	PTMN and BCPL	PTMN–Director since April 2019; term expires in 2022 BCPL–Director since April 2018; term expires, if elected, in 2023	Mr. Grunebaum joined Ashmore in 2008. He is Chief Executive Officer of Ashmore Investment Management (US) Corp and President of Ashmore Funds, a series of U.S. registered mutual funds.	2	A member of the board of directors of Ashmore Funds since December 2010.

Name, Address, and Age(1)	Company Served	Company – Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
Dean C. Kehler (63)	PTMN	Director since February 2012; term expires in 2022	Managing Partner of Trimaran Capital Partners since 1993 and Co-Chairman and Co-CEO of GX Acquisition Corp since August 2018.	1	A member of the board of directors of GX Acquisition Corp., El Pollo Loco, Inc. and Security First Corp.

Christopher Lacovara (55)	PTMN	Director since December 2006; term expires in 2021	Director of Finance and Legal Affairs of Community Access, Inc. since August 2015. Prior to that, Mr. Lacovara was held several positions, most recently co-managing partner of Kohlberg & Co., L.L.C. from 1988 to February 2015.	1

Robert Warshauer* (62)	PTMN and BCPL	PTMN–Director since April 2019; term expires, if elected, in 2023 BCPL–Director since April 2018; term expires in 2021	Head of the Investment Banking Group – New York and Co-Head of the Restructuring Practice in Imperial Capital’s New York Investment Banking Group since April 2006.	2

*	Director nominee of PTMN.
+	Director nominee of BCPL
(1)	The address of all directors is c/o Portman Ridge Finance Corporation or BC Partners Lending Corporation, as applicable, 650 Madison Avenue, New York, NY 10022.
(2)	“Fund Complex” includes PTMN and BCPL.
(3)

Except as set forth in this table, no current director of either Company otherwise serves, or has served during the past five years, as a director of an investment company registered under the 1940 Act or of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Executive Officers

The following persons serve in the following capacities for each Company:

Name	Age	PTMN Position	BCPL Position
Ted Goldthorpe	43	President and Chief Executive Officer	President and Chief Executive Officer
Ted Gilpin	59	Chief Financial Officer, Secretary and Treasurer	Chief Financial Officer, Secretary and Treasurer
Andrew Devine	42	Chief Compliance Officer	Chief Compliance Officer
Patrick Schafer	35	Chief Investment Officer	N/A

Biographical Information

Additional biographical information regarding each Company’s current directors, nominees for director and officers is set forth below.

Interested Directors

Graeme Dell. Mr. Dell is a Partner and Chief Operating Officer Director of BC Partners LLP. Mr. Dell joined BC Partners in London in 2014 to further develop the support functions within the organization including fund administration, compliance, finance, information technology, human resources and risk. Previously, Mr. Dell spent six years at Ashmore Group plc, a UK listed asset management firm, principally investing in emerging markets debt, where he was Group Finance Director. Prior to this, he was Group Finance Director for six years at Evolution Group plc, another UK listed financial services organization. He initially qualified as a chartered accountant at Coopers & Lybrand before performing roles in operations and finance at Goldman Sachs and Deutsche Bank.

Through his board experience as an officer of several listed companies, in addition to skills acquired with firms engaged in financial services, Mr. Dell brings extensive business and financial expertise to his Board service. The foregoing qualifications led to the Board’s conclusion that Mr. Dell should serve as a member of the Board.

Ted Goldthorpe. Mr. Goldthorpe is the President and Chief Executive Officer of the Company. Mr. Goldthorpe is an executive officer of Sierra Crest and Managing Partner of BC Partners Credit (“BCP Credit”), an integrated credit platform operating within the BC Partners organization. He joined BC Partners LLP to open BCP Credit in 2017. He was previously President of Apollo Investment Corporation and the Chief Investment Officer of Apollo Investment Management where he was the head of its U.S. Opportunistic Platform and also oversaw the Private Origination business from 2012 to 2016. He was also a member of Apollo’s firm-wide Senior Management Committee. Prior to Apollo, Mr. Goldthorpe worked at Goldman Sachs for 13 years where he most recently ran the bank loan distressed investing desk. He was previously the head of Principal Capital Investing for the Special Situations Group. Mr. Goldthorpe launched BC Partners’ credit business in 2017 and oversees a team of experienced credit professionals. As a Managing Partner of BC Partners LLP, Mr. Goldthorpe is also a member of the Investment Committee of the private equity business.

Mr. Goldthorpe’s prior credit and investment experience, including his experience as an officer of a publicly-traded business development company, led to the Board’s conclusion that Mr. Goldthorpe should serve as a member of the Board.

David Moffitt. Mr. Moffitt is the Head of Tactical Investment Opportunities and a member of the investment committee at LibreMax Capital, LLC (“LibreMax”). Prior to joining LibreMax, Mr. Moffitt was a Managing Director and Partner at J.C. Flowers & Co. At Flowers, he was responsible for the firm’s investments in fixed income assets as well as the head of J.C. Flowers Asset Management, the firm’s dedicated fixed income platform. Prior to Flowers, Mr. Moffitt was a founding member of Mead Park Asset Management LLC where he was a portfolio manager for regulatory capital investing and Co-President of the firm’s CLO management platform. Prior to Mead Park, Mr. Moffitt was a Managing Director at Morgan Stanley and global head of the firm’s securitization, asset finance business and structured solutions banking business. While at Morgan Stanley, he served on the firm’s Capital Markets Operating Committee. Mr. Moffitt has held similar positions at MatlinPatterson Global Advisors (Senior Advisor), Merrill Lynch & Co. (Head Structured Products Distribution – Americas), RBS Greenwich Capital and Credit Suisse. Prior to banking, Mr. Moffitt practiced law with Brown Rudnick in Boston and is a member of the Massachusetts, New York and United States Supreme Court bars. He served a term as a Special Assistant Attorney General for the Commonwealth of Massachusetts and is a graduate of Syracuse University College of Law (magna cum laude, order of the Coif) and Binghamton University.

Through Mr. Moffit’s prior investment experience, as well as his experience as a managing director of several companies and leader of investment teams, Mr. Moffit brings business expertise and finance and industry skills to his Board service. The foregoing qualifications led to the Board’s conclusion that Mr. Moffit should serve as a member of the Board.

Independent Directors

Alexander Duka. Mr. Duka is the chairman of the Compensation Committee of the Board of PTMN. Mr. Duka also serves on the Audit Committee and Nominating and Corporate Governance Committee of the Board of PTMN. Mr. Duka was the Executive Vice President of Corporate Development for Acceleration Bay LLC, a patent investment and technology acceleration business headquartered in San Mateo, CA until December 2019, and remains a senior advisor for the firm. Mr. Duka was responsible for Finance, Investor Relations, Strategic Relationships, New Ventures and Acquisitions. He joined the firm in September 2017. Mr. Duka previously spent 20 years at Citigroup, a global banking institution, and was a Managing Director in the Financial Institutions group in Global Banking, retiring in February 2017. Mr. Duka was the senior banker responsible for managing Citibank’s banking relationships with a number of high profile traditional and alternative asset management companies. Mr. Duka oversaw all financings, capital markets activity, M&A and the provision of other banking services and advice for this client base. Mr. Duka also worked with these asset managers to develop a new generation of permanent capital vehicles, including Business Development Companies, REITs, Closed End Funds, and European Listed Vehicles. Prior to Citibank, Mr. Duka worked at Bank of New York and United Jersey Bank. Mr. Duka received his B.A. from Rutgers College and his MBA from Rutgers Graduate School of Management.

Through his prior experiences as an executive vice president and managing director at several companies, Mr. Duka brings business expertise and finance and industry skills to his Board service. The foregoing qualifications led to the Board’s conclusion that Mr. Duka should serve as a member of the Board.

George Grunebaum. Mr. Grunebaum serves on the Audit Committee and Compensation Committee of the Board of PTMN. Mr. Grunebaum is Chief Executive Officer of Ashmore Investment Management (US) Corp, which he joined in 2008. He is President of Ashmore Funds, a series of U.S. registered mutual funds. Prior to that, he was co-Managing Partner of Dolomite Capital Management and one of the founding partners of the firm. He began his career in finance in 1986, joining Chase Investment Banks’ Latin America corporate finance division. In 1987, he was asked to join the newly formed Debt Arbitrage Group and from 1988 to 1995, worked in various capacities as an Emerging Markets trader. In 1995, he was asked to run global client trading for the Emerging Markets group and in 1998, was given additional responsibility for global principal risk taking in Emerging Market credit, and for local interest rates and Emerging Market equities in 2001. Mr. Grunebaum continued to work at the firm and its successor institutions and was elected co-chairman of the Emerging Markets Traders Association (EMTA) in 2001, until his retirement from JPMorgan Chase in May 2005. He received his BA from Hamilton College. He is licensed as a Series 7, Series 24, and Series 63 Registered Representative.

Mr. Grunebaum’s executive experience brings extensive business and financial expertise to his Board service. Moreover, due to Mr. Grunebaum’s knowledge of, and experience in, finance and accounting, the Board determined that Mr. Grunebaum is an “audit committee financial expert” as defined under SEC rules. The foregoing qualifications led to the Board’s conclusion that Mr. Grunebaum should serve as a member of the Board.

Dean C. Kehler. Mr. Kehler also serves on the Compensation Committee of the Board of PTMN. Mr. Kehler is a Managing Partner of Trimaran Capital Partners, a manager of private investment funds, and is Co-Chairman and Co-CEO of GX Acquisition Corp. Prior to co-founding Trimaran, Mr. Kehler was a vice chairman of CIBC World Markets Corp. and co-head of the CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp. in 1995, Mr. Kehler was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Kehler was a Managing Director at Drexel Burnham Lambert Incorporated and also worked at Lehman Brothers Kuhn Loeb Incorporated. Mr. Kehler currently serves on the Board of Directors of El Pollo Loco Holdings, Inc. and Security First Corporation. Mr. Kehler previously served as a director of various public and private companies. Mr. Kehler also serves as a member of the Board of Overseers of the University of Pennsylvania School of Nursing. Mr. Kehler earned his B.S. from The Wharton School of the University of Pennsylvania.

Mr. Kehler possesses particular knowledge and experience in corporate finance, investment management, financial analysis and corporate governance that strengthen the Board’s collective qualifications, skills and experience. The foregoing qualifications led to the Board’s conclusion that Mr. Kehler should serve as a member of the Board.

Christopher Lacovara, Esq. Mr. Lacovara serves on the Audit Committee of the Board of PTMN. Mr. Lacovara is the Chief Financial Officer and General Counsel of Community Access, Inc., a non-profit organization that develops, builds and operates rental housing for formerly homeless individuals and low-income families in New York City. Prior to joining Community Access, Mr. Lacovara was an associate at the law firm of Patterson Belknap Webb & Tyler LLP, and worked for the United States Court of Appeals for the Third Circuit and for the New York State Court of Appeals. Prior to becoming an attorney, Mr. Lacovara was a co-managing partner of Kohlberg & Co., L.L.C., a leading middle market private equity firm, which he joined in 1988. Mr. Lacovara received an A.B. from Harvard College, an M.S. in Civil Engineering from the Columbia University School of Engineering and Applied Sciences, and a J.D. from the Columbia University School of Law. Mr. Lacovara has served on the boards of directors of more than 20 privately-held and publicly-listed companies.

As a result of these and other professional experiences, Mr. Lacovara possesses particular knowledge and experience in corporate finance, corporate governance, strategic planning, business evaluation and oversight and financial analysis that strengthen the Board’s collective qualifications, skills and experience. The foregoing qualifications led to the Board’s conclusion that Mr. Lacovara should serve as a member of the Board.

Robert Warshauer. Mr. Warshauer is the chairman of the Audit Committee of the Board of PTMN. Mr. Warshauer also serves on the Nominating and Governance Committee and Compensation Committee of the Board of PTMN. Warshauer is Head of the Investment Banking Group – New York and Co-Head of the Restructuring Practice in Imperial Capital’s New York Investment Banking Group. He has over 25 years of experience in financings, mergers and acquisitions, and restructurings. Prior to joining Imperial Capital, he was a Managing Director at Kroll Zolfo Cooper, where he advised clients on operational issues, acquisitions and recapitalizations. He was a Managing Director and member of the Board of Directors and the Commitment Committee of Giuliani Capital Advisors LLC, and its predecessor firm, Ernst & Young Corporate Finance LLC. He has also held the position of CEO and President of a branded retail business with over 500 locations and 5,000 employees, been the CEO of an international business services and manufacturing company with operations in 16 countries, and served as President and a member of the Board of Directors of a publicly traded technology company. He is a former member of the Board of Directors of the American Bankruptcy Institute and currently serves on several corporate and charitable Boards of Director. Mr. Warshauer received his M.B.A. from New York University and his B.S.B.A. from Bucknell University.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Warshauer brings extensive business and financial expertise to his Board service. Moreover, due to Mr. Warshauer’s knowledge of, and experience in, finance and accounting, the Board determined that Mr. Warshauer is an “audit committee financial expert” as defined under SEC rules, and that he is qualified to serve as chairman of the Audit Committee of the Board. The foregoing qualifications led to the Board’s conclusion that Mr. Warshauer should serve as a member of the Board.

Executive Officers Who are not Directors

Andrew Devine. Mr. Devine joined PTMN as Chief Compliance Officer in May 2019 and joined BCPL in the same position in April 2018. Since 2015, he has been the Head of Compliance for BC Partners LLP in London and has served as Chief Compliance Officer of BC Partners Lending Corporation since April 2018. Mr. Devine started his career at the UK Financial Conduct Authority in their Enforcement Division, where he spent five years from 2001 to 2007. Mr. Devine then worked at Standard and Poor’s from 2007 to 2008, PwC Legal from 2008 to 2009, Apax Partners 2010 to 2013 and Partners Capital from 2014 to 2015, before joining BC Partners LLP. Mr. Devine holds a degree in law from Lancaster University and is a qualified UK regulatory lawyer.

Ted Gilpin. Mr. Gilpin joined PTMN in June 2012 and joined BCPL as Chief Financial Officer in May 2019 and became Secretary in August 2019. Mr. Gilpin has more than 30 years of experience. He joined Sierra Crest in April 2019 and has been a member of the BCP Credit Team since 2019. Prior to joining PTMN, Mr. Gilpin served as the Chief Financial Officer at Associated Renewable Inc., an end-to-end full service energy consulting since December 2010. From January 2008 to May 2010, he served as Executive Vice President and Chief Financial Officer of Ram Holdings, Ltd., a provider of financial guaranty reinsurance, and prior to that he was the Executive Vice President, Chief Financial Officer and Director of ACA Capital Holdings, Inc., a holding company that provided asset management services and credit protection products, from December 2000 to January 2008. Prior to joining ACA Capital, Mr. Gilpin was Vice President in the Financial Institutions Group at Prudential Securities, Inc.’s investment banking division. From 1998 to 2000, Mr. Gilpin served in the capacity of Chief Financial Officer for an ACA Capital affiliated start-up venture, developing the financial plans and spearheading the capital raising process. From 1991 to 1998, Mr. Gilpin was with MBIA, Inc., a holding company whose subsidiaries provide financial guarantee insurance, fixed-income asset management, and other specialized financial services, where he held various positions in the finance area. His most recent position with MBIA was Director, Chief of Staff for MBIA Insurance Company’s President. Mr. Gilpin began his career as an Assistant Vice President in the Mutual Funds Department of BHC Securities, Inc. Mr. Gilpin holds an M.B.A. from Columbia University and a B.S. from St. Lawrence University.

Patrick Schafer. Mr. Schafer has served as Chief Investment Officer of PTMN since April 2019. He joined BCP Credit in May 2018, having previously worked at Apollo Global Management. Mr. Schafer spent seven years at Apollo in the Opportunistic Credit group, most recently as a Managing Director in Direct Originations. Prior to Apollo, he spent three years at Deutsche Bank Securities in the Investment Banking Division. Mr. Schafer holds a BBA from the University of Notre Dame.

Explanatory Note Regarding the Externalization of PTMN

On April 1, 2019, PTMN entered into an investment advisory agreement with Sierra Crest (the “Advisory Agreement”) and an administration agreement with BC Partners Management LLC (the “Administration Agreement”) (the “Externalization”). PTMN’s then-current Board approved the Advisory Agreement and the Administration Agreement at a meeting on December 12, 2018 and the Company’s stockholders approved the Advisory Agreement at a special meeting of stockholders held on February 19, 2019. In connection with the Externalization, on April 1, 2019, all of PTMN’s then-current directors resigned from their positions on the Board, with the exceptions of Dean C. Kehler and Christopher Lacovara. Throughout this proxy statement, the board members that served prior to the Externalization are referred to as the “PTMN Prior Board” and the board members that were appointed on April 1, 2019, or otherwise served on the Board after April 1, 2019, are referred to as the “Board” or “PTMN Board.”

In addition, in connection with the Externalization, each of the Company’s then-current executive officers, Dayl Pearson, Edward U. Gilpin, R. Jon Corless and Daniel Gilligan, resigned effective as of the date of the Externalization and the following executive officers were appointed, Ted Goldthorpe, Edward U. Gilpin, Daniel Gilligan and Patrick Schafer. In May 2019, Mr. Gilligan resigned and Mr. Devine was appointed as Chief Compliance Officer.

Board Leadership Structure

Each Board monitors and performs oversight roles with respect to the applicable Company’s business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers. Among other things, each Board approves the appointment of the applicable Company’s investment adviser and officers, reviews and monitors the services and activities performed by each Company’s investment adviser and officers and approves the engagement of, and reviews the performance of, the independent registered public accounting firm.

Under the respective bylaws of PTMN and BCPL, each Board may designate a chairman to preside over the meetings of such Board and to perform such other duties as may be assigned to him or her by the respective Board. Neither Company has a fixed policy as to whether the chairman of the Board should be an independent director; each Company believes that it should maintain the flexibility to select the chairman and reorganize its leadership structure, from time to time, based on the criteria that is in such Company’s best interests and the best interests of such Company’s stockholders at such times. Each Board has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Each Company has appointed a lead independent director who acts as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of such Company even though they may have another relationship with that Company or its management that prevents them from being independent directors). Currently, Mr. Duka serves as the designated lead independent director of each Board.

Presently, Mr. Goldthorpe serves as both Chairman of the Board and President and Chief Executive Officer of each Company. The Board believes that while independent oversight of management is an important component of an effective board of directors, the most effective leadership structure for each Company at the present time is for Mr. Goldthorpe to serve as the principal executive officer of the Company and also serve as Chairman of the Board. The independent directors believe that because Mr. Goldthorpe and his affiliates are ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, Mr. Goldthorpe is the director best qualified to act as Chairman of the Board. The Board retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate.

The Board also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many companies seek to achieve. Each Company’s governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our Adviser. Some of the relevant processes and other corporate governance practices include:

•

A majority of each Board’s directors are independent directors. Each director is an equal participant in decisions made by the full Board. In addition, all matters that relate to the Advisers or any of their affiliates must be approved by a majority of the independent directors. Each Audit Committee is comprised entirely of independent directors.

•

The investment advisory agreement by and between each Company and its respective Adviser (the “Advisory Agreements”) have an initial two-year term, with an annual review subsequent to the initial two-year term by, and renewal subject to, the approval of the Board, including a majority of the independent directors. The fees paid to each respective Adviser must be deemed reasonable, as determined by our independent directors, on an annual basis.

•

Each Board meets regularly, and materials are distributed to participants in advance of such meetings, which provides an opportunity for the Board to review materials and hold comprehensive and productive discussions.

Each Company’s corporate governance practices include regular meetings of its independent directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee in the case of PTMN and an Audit Committee and Nominating and Corporate Governance Committee in the case of BCPL, comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors of such Company meet with in executive session at least once a year, for administering the Company’s compliance policies and procedures. While certain non-management members of each Board may participate on the boards of directors of other public companies, each Company monitors such participation to ensure it is not excessive and does not interfere with their duties to such Company.

Boards’ Role in Risk Oversight

The PTMN Board and BCPL Board perform their risk oversight function primarily through (i) three and two standing committees, respectively, which report to the applicable Board and are comprised solely of independent directors, and (ii) active monitoring by such Company’s chief compliance officer and its compliance policies and procedures.

The Board’s role in risk management is one of oversight. Oversight of investment activities extends to oversight of the risk management processes employed by each Adviser as part of its day-to-day management of investment activities. Each Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of the respective adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Board’s oversight function cannot, however, eliminate all risks or ensure that particular events do not adversely affect the value of our investments. In particular, each Board may determine at any time to terminate the respective advisory agreement of either PTMN or BCPL, without the payment of any penalty, upon 60 days’ written notice, and must evaluate the performance of the adviser, and re-authorize the advisory agreement on an annual basis. Each Board also has primary responsibility for the valuation of each Company’s assets.

Although the Board as a whole has retained oversight over each Company’s risk assessment and risk management efforts, much of the Board’s oversight efforts are conducted through the various Committees of each Board. Each Committee then regularly reports back to the full Board on the conduct of the Committee’s functions. The Board, as well as the individual Board Committees, also regularly hear directly from key officers and employees of each Company involved in risk assessment and risk management.

In particular, each Audit Committee assists the applicable Board in risk oversight for each Company by reviewing and discussing with management and the independent auditors of each Company the significant financial and other exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks. In addition to exercising oversight over key financial and business risks, each Audit Committee oversees, on behalf of the applicable Board, valuation, financial reporting, tax, and accounting matters, as well as the Company’s internal controls over financial reporting. Each Audit Committee also plays a key role in oversight of each Company’s compliance with legal and regulatory requirements, including each Company’s Code of Ethics and, in the case of PTMN, the Compliance Hotline.

The Portman Ridge Hotline may be accessed at: 1-844-668-0632 or visiting the hotline website at bcpartners.ethicspoint.com.

The full Board of each Company regularly reviews the efforts of each of its Committees and discusses, at the level of the full Board, the key strategic, financial, business, legal and other risks facing each Company, as well as each Company’s efforts to manage those risks. Each Board also performs its risk oversight responsibilities with the assistance of such Company’s chief compliance officer. Each Board annually reviews a written report from the Company’s chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of each respective Company. The chief compliance officer’s annual report addresses: (i) the operation of the compliance policies and procedures of the Company, its investment adviser and certain other entities since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee compliance. In addition, each Company’s chief compliance officer meets in executive session with the applicable Board’s independent directors at least once a year. Each Company believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company. As business development companies, the Companies are required to comply with certain regulatory requirements that control the levels of risk in their respective businesses and operations.

Transactions with Related Persons

Investment Advisory Agreements and Administrative Agreements

PTMN is externally managed by Sierra Crest, an affiliate of BC Partners, and BCPL is externally managed by BC Partners Advisors, an affiliate of BC Partners, pursuant to an investment advisory agreement (each, an “Investment Advisory Agreement” and together, the “Investment Advisory Agreements”). Each of Mr. Goldthorpe and Mr. Dell, interested members of each Board, has a direct or indirect pecuniary interest in BC Partners Advisors and Sierra Crest. Mr. Moffit, an interested member of PTMN, has a direct or indirect pecuniary interest in Sierra Crest. Each of the Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Sierra Crest is partially and indirectly owned by BC Partners and by LibreMax. BC Partners Advisors is indirectly owned by BC Partners.

PTMN’s Investment Advisory Agreement

Under PTMN’s Investment Advisory Agreement, fees payable to Sierra Crest equal (i) a base management fee (the “Base Management Fee”) and (ii) an incentive fee (the “Incentive Fee”). For the period from the date of the Investment Advisory Agreement, or April 1, 2019, (the “Effective Date”) through the end of the first calendar quarter after the Effective Date, the Base Management Fee was calculated at an annual rate of 1.50% of PTMN’s gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, as of the end of such calendar quarter. Subsequently, the Base Management Fee has been 1.50% of PTMN’s average gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters; provided, however, that the Base Management Fee will be 1.00% of PTMN’s average gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, that exceed the product of (i) 200% and (ii) the value of PTMN’s net asset value at the end of the most recently completed calendar quarter.

Pre-incentive fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by PTMN during the calendar quarter, minus operating expenses for the quarter (including the management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that PTMN may not have received in cash. Sierra Crest is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

To determine the income incentive fee, pre-incentive fee net investment income is expressed as a rate of return on the value of PTMN’s net assets at the end of the immediately preceding calendar quarter. Because of the structure of the Incentive Fee, it is possible that PTMN may pay an Incentive Fee in a calendar quarter in which PTMN incurs a loss. For example, if PTMN receives pre-incentive fee net investment income in excess of the quarterly hurdle rate, PTMN will pay the applicable Incentive Fee even if PTMN has incurred a loss in that calendar quarter due to realized capital losses and unrealized capital depreciation. In addition, because the quarterly hurdle rate is calculated based on our net assets, decreases in PTMN’s net assets due to realized capital losses or unrealized capital depreciation in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of PTMN paying an incentive fee for the subsequent quarter. PTMN’s net investment income used to calculate this component of the Incentive Fee is also included in the amount of PTMN’s gross assets used to calculate the management fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

The second component of the Incentive Fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 17.50% of cumulative realized capital gains through the end of such calendar year commencing with the calendar year ending December 31, 2019, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, in each case calculated from the Effective Date, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. PTMN will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to Sierra Crest if PTMN were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

For the year ended December 31, 2019, Base Management Fees were approximately $3.3 million and no Incentive Fees were accrued. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until April 1, 2021, a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the outstanding shares, and, in each case, a majority of the independent directors.

BCPL’s Investment Advisory Agreement

Under BCPL’s Investment Advisory Agreement, fees payable to BC Partners Advisors equal (a) a base management fee of 1.00% (1.50% if an exchange listing occurs) of the value of BCPL’s average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters (b) an incentive fee based on BCPL’s performance.

The incentive fee consists of two parts, as follows:

(i) The first component, the income incentive fee, payable at the end of each quarter in arrears, equals 100% of the pre-incentive fee net investment income in excess of a 1.50% quarterly preferred return but less than 1.76% (1.818% if an exchange listing occurs), the upper level breakpoint, and 15% (17.50% if an exchange listing occurs) of the amount of pre-incentive fee net investment income that exceeds 1.76% (1.818% if an exchange listing occurs) in any calendar quarter. For purposes of determining whether pre-incentive fee net investment income exceeds the hurdle rate, pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter.

(ii) The second component, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 15.0% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. BCPL accrues, but does not pay, a capital gains incentive fee with respect to unrealized capital appreciation because a capital gains incentive fee would be owed to BC Partners Advisors if BCPL were to sell the relevant investment and realize a capital gain.

On August 20, 2019, BCPL entered into a letter agreement (the “Letter Agreement”) with BC Partners Advisors pursuant to which, for the period ending December 31, 2019, the Adviser waived 50% of the base management fee to be paid by BCPL under the Investment Advisory Agreement. The waiver was prorated for any partial month or quarter. Management fees waived are not subject to recoupment by BC Partners Advisors.

For the period ended December 31, 2019, BCPL incurred management fees, net of waivers, of $21,800 and incentive fees of $13,400.

BC Partners Advisors may, from time to time, pay amounts owed by BCPL to third-party providers of goods or services, including the Board, and BCPL will subsequently reimburse BC Partners Advisors for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms. Prior to BCPL’s commencement of operations, BC Partners Advisors and its affiliates have incurred operating expenses on behalf of BCPL in the amount of $1.2 million, including audit fees of $0.2 million, legal fees of $0.5 million, professional fees of $22.3 thousand, directors’ fees of $0.2 million, insurance of $0.2 million and other expenses of $62.4 thousand. BCPL will have no responsibility for such costs until BC Partners Advisors submits such costs, or a portion thereof, for reimbursement. For the period ended December 31, 2019, BCPL recognized operating expenses of $1.2 million.

Each Investment Advisory Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the applicable Company or by the vote of the applicable Company’s directors or by the applicable adviser.

Administration Agreement

Each Company has entered into an administration agreement with BC Partners Management LLC (the “Administrator”) (each, an “Administration Agreement” and together, the “Administration Agreements”), which is an affiliate of BC Partners LLP and of BC Partners Advisors. Pursuant to the Administration Agreements, the Administrator provides administrative services to each Company necessary for the operations of such Company, which include providing to each Company office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and such other services as the Administrator, subject to review by the applicable Board, shall from time to time deem to be necessary or useful to perform its obligations under the applicable Administration Agreement. The Administrator also provides to each Company portfolio collection functions for and is responsible for the financial and other records that each Company is required to maintain and prepares, prints and disseminates reports to each Company’s stockholders and reports and all other materials filed with the SEC.

For providing these services, facilities and personnel, each Company reimburses the Administrator the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the applicable Administration Agreement, including each Company’s \allocable portion of the costs of compensation and related expenses of its chief financial officer and chief compliance officer and their respective.

Such reimbursement is at cost, with no profit to, or markup by, the Administrator. Each Administration Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the applicable Company or by the vote of the applicable Company’s directors or by the Administrator. For the fiscal year ended December 31, 2019, PTMN incurred approximately $1.2 million of administration services expenses under its Administration Agreement. For the fiscal year ended December 31, 2019, BCPL incurred administrative fees of $0.1 million and operating expenses of $0.2 million under its Administration Agreement, which were paid by BC Partners Advisors on behalf of BCPL.

Organization and Offering Costs

Under BCPL’s Investment Advisory Agreement and the Administrative Agreement, BCPL, either directly or through reimbursements to BC Partners Advisors or its affiliates, is responsible for its organization and offering costs in an amount up to 1.50% of total capital commitments. Prior to BCPL’s commencement of operations in October 2019, BC Partners Advisors funded BCPL’s organization and offering costs in the amount of $1.4 million. BCPL will have no responsibility for such costs until BC Partners Advisors submits such costs, or a portion thereof, for reimbursement, subject to a cap of 1.50% of BCPL’s total commitments and provided further that BCPL or its affiliates may not be reimbursed for payment of excess organization and offering expenses that were incurred more than three years prior to the proposed reimbursement. For the period ended December 31, 2019, BCPL accrued organization and offering costs of $0.4 million.

Amounts due to BCPL for the expected recoveries of organization, offering and operating expenses incurred on behalf of BCPL, and amounts due from BC Partners Advisors under the Expense Support Agreement for such amounts are reflected on a net basis in amounts due to/from affiliates on the consolidated statements of assets and liabilities.

Expense Support and Conditional Reimbursement Agreement (BCPL)

On August 22, 2019, BCPL entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with BC Partners Advisors, the purpose of which is to ensure that no portion of distributions made to BCPL’s stockholders will be paid from BCPL’s offering proceeds or borrowings (the “Distribution Objective”).

Commencing with the fourth quarter of 2019 and on a quarterly basis thereafter, BC Partners Advisors will reimburse BCPL for operating expenses in an amount sufficient to meet the Distribution Objective. Any payment so required to be made by BC Partners Advisors is referred to herein as an “Expense Payment.”

BC Partners Advisor’s obligation to make an Expense Payment becomes a liability of BC Partners Advisor’s, and the right to such Expense Payment becomes an asset of BCPL, no later than the last business day of the applicable calendar quarter. The Expense Payment for any calendar quarter shall, as promptly as possible, be: (i) paid by BC Partners Advisor’s to BCPL in any combination of cash or other immediately available funds, and/or (ii) offset against amounts due from BCPL to BC Partners Advisor’s.

Pursuant to the Expense Support Agreement, “Available Operating Funds” means the sum of (i) the BCPL’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) BCPL’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses), and (iii) dividends and other distributions paid to or otherwise earned by BCPL on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above.)

Following any calendar quarter in which Available Operating Funds exceed the cumulative distributions paid to BCPL’s stockholders in such calendar quarter (the amount of such excess being hereinafter referred to as “Excess Operating funds”), BCPL shall pay such Excess Operating Funds, or a portion thereof in accordance with the stipulation below, as applicable, to BC Partners Advisors until such time as all Expense Payments made by BC Partners Advisors to BCPL within three years prior to the last business day of such calendar quarter have been reimbursed or waived. Any payments required to be made by BCPL pursuant to the preceding sentence are referred to herein as a “Reimbursement Payment.”

The amount of the Reimbursement Payment for any calendar quarter will be equal to the lesser of (i) the Excess Operating Funds in such calendar quarter, and (ii) the aggregate amount of all Expense Payments made by BC Partners Advisor to BCPL within three years prior to the last business day of such calendar quarter that have not been previously reimbursed by BCPL to BC Partners Advisors.

BCPL’s obligation to make a Reimbursement Payment becomes a liability to BCPL, and the right to such Reimbursement Payment becomes an asset of BC Partners Advisors, no later than the last business day of the applicable calendar quarter. The Reimbursement Payment for any calendar quarter shall, as promptly as possible, be paid by BCPL to BC Partners Advisors in any combination of cash or other immediately available funds. Any Reimbursement Payments shall be deemed to have reimbursed BC Partners Advisors for Expense Payments in chronological order beginning with the oldest Expense Payment eligible for reimbursement.

The Expense Support Agreement may be terminated at any time, without penalty, by BCPL or BC Partner’s Advisors, with or without notice. The Expense Support Agreement automatically terminates in the event of (a) the termination by BCPL of the Investment Advisory Agreement, or (b) the Board determines to dissolve or liquidate BCPL. Upon termination of the Expense Support Agreement, BCPL will be required to pay BC Partners Advisors an amount equal to all Expense Payments paid by BC Partners Advisors to BCPL within three years prior to the date of such termination and that have not been previously reimbursed by BCPL to BC Partners Advisors. Such repayment shall be made to BC Partners Advisors no later than 30 days after such date of termination or the date of such event, as applicable.

As of December 31, 2019, total Expense Payment provided to BCPL by BC Partners Advisors was $2.2 million, which includes the accrual of $1.6 million of eligible recoveries from BC Partners Advisors under the Expense Support Agreement for organization and offering costs and operating expenses paid on behalf of BCPL prior to commencement of operations. Management believes that the Reimbursement Payments by BCPL to the Adviser are not probable under the terms of the Expense Support Agreement as of December 31, 2019. The following table reflects the Expense Payments that may be subject to reimbursement pursuant to the Expense Support Agreement:

Quarter Ended	Expense Payment Received from Adviser (1)	Reimbursement Payment made to Adviser	Unreimbursed Expense Payment (1)	Eligible for Reimbursement through (2)
December 31, 2019	$2,165,309	$—	$2,165,309	December 31, 2022

	$2,165,309	$—	$2,165,309

(1)

Includes $1.6 million of eligible recoveries from the Adviser under the Expense Support Agreement for organization and offering costs and operating expenses paid on behalf of BCPL prior to commencement of operations.

(2)	The actual date that the estimated Expense Payment is eligible for reimbursement will be determined when such Expense Payment is actually made by BC Partners Advisors.

Review, Approval or Ratification of Transactions with Related Persons

The independent directors of each Company are required to review, approve or ratify any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Material Conflicts of Interest

Each Company’s executive officers, directors and certain members of the Advisers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by BC Partners or its affiliates. Almost all of the executive officers of PTMN serve in similar capacities for BCPL, and all of BCPL’s independent directors serve as independent directors of PTMN. PTMN has historically invested in secured term loans, bonds or notes and mezzanine debt primarily in privately-held middle market companies along with joint ventures and debt and subordinated securities issued by collateralized loan obligation funds, similar to the investments targeted by BCPL. In addition, PTMN’s investments also include floating rate senior secured loans. BCPL invests in secured debt of private middle-market companies, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle-market companies whose debt is rated below investment grade, similar to those that PTMN targets for investment. BC Partners and its affiliates also manage and sub-advise private investment funds and accounts, and may manage other such funds and accounts in the future, which have investment mandates that are similar, in whole and in part, with a Company. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both Companies as well as private investment funds and accounts advised or sub-advised by BC Partners and its affiliates. Accordingly, BC Partners and its affiliates may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the personnel of BC Partners may face conflicts of interest in the allocation of investment opportunities to the Companies and such other funds and accounts.

Each of the Companies may invest alongside funds and accounts managed or sub-advised by their respective Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, each of the Companies may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting each such Company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that such Adviser, acting on behalf of the applicable Company and on behalf of other clients, negotiates no term other than price or terms related to price.

In addition, on October 23, 2018, the SEC issued an order granting BCPL’s application for exemptive relief to co-invest, subject to the satisfaction of certain conditions, in certain private placement transactions, with other funds managed by the Adviser or its affiliates, including BCP Special Opportunities Fund I LP, BCP Special Opportunities Fund II LP, and any future funds that are advised by the Adviser or its affiliated investment advisers (including PTMN following the Externalization). Under the terms of the exemptive order, which applies to both Companies, in order for a Company to participate in a co-investment transaction a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must conclude that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching with respect of the Company or its stockholders on the part of any person concerned, and (ii) the proposed transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objectives and strategies and certain criteria established by the Board.

Although each Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, a Company and its common stockholders could be adversely affected to the extent investment opportunities are allocated among such Company and other investment vehicles managed or sponsored by, or affiliated with, its executive officers, directors and members of each Adviser. Each Company might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by the Advisers and their affiliates. Each Adviser is committed to treating all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds or accounts receive allocations where others do not.

Pursuant to each Investment Advisory Agreement, each Adviser’s liability is limited and the applicable Company is required to indemnify its Adviser against certain liabilities. This may lead each Adviser to act in a riskier manner in performing its duties and obligations under the applicable Investment Advisory Agreement than it would if it were acting for its own account, and creates a potential conflict of interest.

Pursuant to each Administration Agreement, the Administrator furnishes the applicable Company with the facilities, including its principal executive office, and administrative services necessary to conduct its day-to-day operations. Each Company pays the Administrator its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the applicable Administration Agreement, including, without limitation, a portion of the rent at market rates and compensation of such Company’s chief financial officer, chief compliance officer, their respective staffs and other non-investment professionals that perform duties for such Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires the Companies’ directors and executive officers, and persons who own 10% or more of the Company’s common stock, to file reports of ownership and changes in ownership of its equity securities with the SEC. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, except for a Form 4 for PTMN filed late by Ted Goldthorpe and Form 3s for BCPL filed late by each of Investment Holdings Ltd. And Haymarket Insurance Co., in each case due to an administrative oversight, each Company believes that its directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2019.

Corporate Governance

Corporate Governance Documents

PTMN maintains a corporate governance webpage under the “Corporate Governance” link at www.PortmanRidge.com.

The Corporate Governance Policy, 1940 Act Code of Ethics, Sarbanes-Oxley Code of Ethics, Insider Trading Policy, Whistleblower Policy, Audit Committee Charter, Nominating and Corporate Governance Committee Charter and Compensation Committee Charter for PTMN are available at www.PortmanRidge.com and are available to any stockholder who requests them by writing to Portman Ridge Finance Corporation, 650 Madison Avenue, New York, New York 10022, Attention: Secretary. The Code of Ethics, Audit Committee Charter, and Nominating and Corporate Governance Committee Charter for BCPL are available to any stockholder who requests them by writing to BC Partners Lending Corporation, 650 Madison Avenue, New York, New York 10022, Attention: Chief Compliance Officer.

Director Independence

In accordance with rules of Nasdaq in the case of PTMN and Section 2(a)(19) of the 1940 Act in the case of both Companies, each Board annually determines the independence of each director. No director is considered independent unless the applicable Board has determined that he or she has no material relationship with the applicable Company. Each Company monitors the status of its directors and officers through the activities of such Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has materially changed.

In order to evaluate the materiality of any such relationship, the PTMN Board uses the definition of director independence set forth in the Nasdaq listing rules. Section 5605 provides that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

Each Board has determined that each of the current directors is, and each director that served during fiscal year 2019, was independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Goldthorpe, Dell and Moffitt.

Evaluation

Each Company’s directors perform an evaluation, no less frequently than annually, of the effectiveness of such Company’s Board and its committees. This evaluation includes Board and Board committee discussions.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of either Company’s Board by mail. To communicate with either Board, any individual director or any group or committee of directors, correspondence should be addressed to such Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to Portman Ridge Finance Corporation or BC Partners Lending Corporation, as applicable, at 650 Madison Avenue, New York, New York 10022, Attention: Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the applicable Company’s Audit Committee. Appropriate personnel of the applicable Company will review and sort through communications before forwarding them to the addressee(s).

Board Meetings and Committees

PTMN

PTMN’s Board met seven (7) times during fiscal year 2019. Each director (except for Mr. Moffit) attended at least 75% of the total number of meetings of the PTMN Board and committees during fiscal year 2019 on which the director served that were held while the director was a member of the Board or such committee, as applicable. The PTMN Board standing committees are described below. Directors are encouraged, but not required, to attend each annual meeting of stockholders. None of PTMN’s then-current directors attended its 2019 annual meeting of stockholders.

BCPL

BCPL’s Board met five (5) times during fiscal year 2019. Each director attended at least 75% of the total number of meetings of the BCPL Board and committees during fiscal year 2019 on which the director served that were held while the director was a member of the Board or such committee, as applicable. The BCPL Board standing committees are described below. Directors are encouraged, but not required, to attend each annual meeting of stockholders. BCPL did not hold a 2019 annual meeting of stockholders.

Audit Committees

Each Company’s Audit Committee is responsible for selecting, engaging and discharging such Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with its independent accountants, approving professional services provided by its independent accountants (including compensation thereof), reviewing the independence of its independent accountants and reviewing the adequacy of its internal control over financial reporting, as well as establishing guidelines and making recommendations to its Board regarding the valuation of its loans and investments.

The current members of PTMN’s Audit Committee are Messrs. Duka, Grunebaum, Lacovara and Warshauer and of BCPL’s Audit Committee are Messrs. Duka, Grunebaum and Warshauer, each of whom is not an interested person of such Company as defined in the 1940 Act and in the case of PTMN is independent for purposes of the Nasdaq listing rules. Mr. Warshauer serves as the Chairman of the PTMN and BCPL Audit Committees. PTMN’s Board has determined that Mr. Warshauer is an “audit committee financial expert” as defined under SEC rules. Each Company’s Audit Committee met five (5) times during fiscal year 2019.

Compensation Committee

The PTMN Board has established a Compensation Committee. The Compensation Committee is currently composed of Messrs. Duka, Grunebaum, Kehler and Warshauer. Mr. Duka serves as Chairman of the Compensation Committee. The Board has determined that each member of the Compensation Committee is not an interested person of PTMN as defined in the 1940 Act and is independent for purposes of the Nasdaq listing. Prior to the Externalization, the Compensation Committee determined compensation for the Company’s named executive officers, in addition to administering the Company’s equity compensation plans. Currently none of the Company’s executive officers is compensated by the Company and, as a result, the Compensation Committee will no longer produce and/or review a report on executive compensation practices. The Compensation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of PTMN’s website at www.PortmanRidge.com.

Prior to the Externalization, the Compensation Committee’s functions included examining the levels and methods of compensation employed by PTMN with respect to the Chief Executive Officer and non-CEO officers, making recommendations to the Board with respect to non-CEO officer compensation, reviewing and approving the compensation package of the Chief Executive Officer, making recommendations to the Board with respect to incentive compensation plans and equity-based plans, reviewing management succession plans, making administrative and compensation decisions under equity compensation plans approved by the Board and making recommendations to the Board with respect to grants thereunder, administering cash bonuses, and implementing and administering the foregoing. PTMN’s Compensation Committee is currently responsible for reviewing and approving the reimbursement by PTMN of the allocable portion of the compensation of its chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at Sierra Crest that perform duties for PTMN. In accordance with its Charter, the Compensation Committee may delegate its authority to a subcommittee. PTMN’s Compensation Committee met four (4) times during fiscal year 2019.

Nominating and Corporate Governance Committees

Each Company’s Nominating and Corporate Governance Committee is responsible for determining criteria for service on the applicable Board, identifying, researching and nominating directors for election by its stockholders, selecting nominees to fill vacancies on such Board or a committee of such Board, developing and recommending to such Board a set of corporate governance principles and overseeing the self-evaluation of such Board and its committees and evaluation of management.

The members of each Company’s Nominating and Corporate Governance Committee are Messrs. Duka, Grunebaum and Warshauer, each of whom is not an interested person of such Company as defined in the 1940 Act and is independent for purposes of the Nasdaq listing rules in the case of PTMN. Mr. Grunebaum serves as the Chairman of the PTMN and BCPL Nominating and Corporate Governance Committees. Each Nominating and Corporate Governance Committee met three (3) times for PTMN and two (2) times for BPCL during fiscal year 2019.

Each Company’s Nominating and Corporate Governance Committee considers qualified director nominees recommended by stockholders of such Company when such recommendations are submitted in accordance with either such Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders of a Company may submit candidates for nomination for such Company’s Board by writing to: Board of Directors, Portman Ridge Finance Corporation or BC Partners Lending Corporation, as applicable, 650

Madison Avenue, New York, New York 10022. When submitting a nomination for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of Company common stock owned beneficially or of record by the person; and the date such shares were acquired and the investment intent of such acquisition; (iv) whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act and (v) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected. Neither Company has received any recommendations from stockholders requesting consideration of a candidate for inclusion among the Nominating Committee’s slate of nominees in this proxy statement.

In evaluating director nominees, each Company’s Nominating and Corporate Governance Committee considers the following factors:

•	availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board;

•	relevant business and related industry experience; educational background; financial expertise;

•	experience with corporate governance matters; an assessment of the candidate’s ability, judgment and expertise;

•	overall diversity of the composition of the Board;

•	the percentage of the Board represented by Independent Directors and whether a candidate would qualify as an Independent Director; and

•	such other factors as the Nominating Committee deems appropriate.

Each Company’s Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings it a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although each Company’s Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the Company’s best interests and those of its stockholders. Neither Company’s Nominating and Corporate Governance Committee assigns specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Each Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow each Board to fulfill its responsibilities. The Boards do not have a specific diversity policy, but consider diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

Each Company’s Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the applicable business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee the Board decides not to re-nominate a member for re-election or the Board decides to add a new director to the Board, the Nominating and Corporate Governance Committee would identify the desired skills and experience of a new nominee in light of the criteria above. Current members of each Company’s Nominating and Corporate Governance Committee and Board would review and discuss, for nomination, the individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. The Nominating and Corporate Governance Committee of each Company has not, but may choose to, engage an independent consultant or other third party to identify or evaluate or assist in identifying potential nominees to such Company’s Board.

Code of Business Conduct

Each Company has adopted a joint Code of Business Conduct which applies to, among others, executive officers, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and all other officers, employees and directors of the Companies. If PTMN makes any substantive amendment to, or grants a waiver from, a provision of the Code of Business Conduct, PTMN will promptly disclose the nature of the amendment or waiver on its website at www.PortmanRidge.com. BCPL will report any material amendments to or waivers of a required provision of its Code of Ethics in a Current Report on Form 8-K.

Securities Trading Policy

PTMN has adopted an Insider Trading Policy that, among other things, prohibits directors, officers and other employees from entering into a short sale transaction or transactions in puts, calls or other derivative securities, on an exchange or in any other organized market, with respect to PTMN’s securities or use any other derivative transaction or instrument to take a short position in respect of PTMN’s securities. BCPL does not have any such practices or policies regarding hedging.

Executive Compensation

Generally, the executive officers of the Companies do not receive direct compensation from the applicable Company. The compensation of the principals and other investment professionals of the Advisers are paid by such Adviser or one of its affiliates. Further, each Company is prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to its officers or directors, or any employees it may have in the future. Compensation paid to each Company’s chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at the respective Adviser that perform duties for each Company is set by the Administrator and is subject to reimbursement by each Company of an allocable portion of such compensation for services rendered to it.

During fiscal year 2019, the Administrator incurred approximately $1.2 million (for PTMN) and $0.1 million (for BCPL) for the allocable portion of compensation expenses incurred by the Administrator on behalf of the Chief Financial Officer, Chief Compliance Officer and other support personnel of PTMN and BCPL. The Administrator was reimbursed in the amounts of $0 by PTMN and $848,102 by BCPL, pursuant to their respective Administration Agreements.

In the case of PTMN, and prior to the Externalization, the Company employed the executive officers as it was an internally managed BDC. The below is a discussion of PTMN’s compensation practices prior to the Externalization that were taken by the prior PTMN Board (“Prior PTMN Board”) and its Compensation Committee.

PTMN Compensation Committee Report

The Compensation Committee reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, have recommended to the PTMN Board that the Compensation Discussion and Analysis should be included in this proxy statement.

Respectfully submitted, Compensation Committee Alexander Duka (Chair) George Grunebaum Dean C. Kehler Robert Warshauer

Compensation Discussion and Analysis

Executive Summary

This Compensation Discussion and Analysis provides you with a detailed description of PTMN’s executive compensation philosophy and programs, the compensation decisions that have been made under those programs, and the factors that have been considered in making those decisions, prior to the Externalization. The Compensation Discussion and Analysis focuses on the compensation of PTMN’s named executive officers for the year ended December 31, 2019 (referred to as “named executive officers” in this proxy statement), who were:

•	Dayl W. Pearson, President and Chief Executive Officer;

•	Ted Goldthorpe, President and Chief Executive Officer;

•	Edward U. Gilpin, Chief Financial Officer, Treasurer and Secretary;

•	R. Jon Corless, Chief Investment Officer; and

•	Daniel Gilligan, Vice President and Director of Portfolio Administration.

As described in greater detail below, the primary objectives of the PTMN’s executive compensation programs prior to the Externalization were to attract, retain and motivate the best possible executive talent. The table below highlights these executive compensation practices and compensation components for 2019.

Term	Definition	Comments
Base Salary	Annualized Base Salary	Rewards individual performance and may vary with Company performance; generally represents approximately 40% to 60% of total compensation for the named executive officer.

Annual Bonus	Cash reward paid to executives on an annual basis; currently based on meeting both Company and individual annual financial targets	Rewards achievement of Company and individual annual financial targets that are designed to drive the overall Company business and shareholder value; generally represents approximately 40% to 60% of total compensation of the named executive officer.

Term	Definition	Comments
Other Benefits	Health, life and disability insurance, 401(k) plan, savings plan, and other benefits	Broad-based benefits and perquisites necessary to be competitive in the marketplace.

Termination-Based Compensation	Compensation in case of involuntary termination without cause or by the named executive officer for good reason	An integral part of the Company’s employee retention program; tied to non-competition and non-solicitation obligations on the part of the named executive officers.

Overview of Executive Compensation Principles

Unless otherwise indicated, the discussion and analysis below relates to compensation of named executive officers of the Company.

Executive compensation in 2019 reflected PTMN’s forthcoming Externalization, the financial market conditions as well as the Company’s operating performance.

In addition, at the Company’s 2019 Annual Meeting of the Shareholders, PTMN held a non-binding stockholder vote to approve the compensation paid to its named executive officers in 2018, commonly referred to as a “say-on-pay” vote. PTMN’s stockholders approved such compensation by a non-binding, advisory vote with approximately 84% of the votes submitted on the proposal voting in favor of the resolution. The Board considered the results of this vote and views this vote as confirmation that PTMN’s shareholders supported PTMN’s executive compensation policies and decisions prior to the Externalization.

Primary Objectives

The primary objectives of the Prior PTMN Board’s Compensation Committee with respect to executive compensation were to attract, retain and motivate the best possible executive talent. The focus was to tie short- and long-term cash and equity incentives to achievement of measurable corporate and individual performance objectives and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee maintained compensation plans that tie a substantial portion of executives’ overall compensation to the Company’s operational performance. The structure of the executives’ base and incentive compensation was designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities;

•	participating in comprehensive due diligence with respect to PTMN’s investments;

•	ensuring the most effective allocation of capital; and

•	working efficiently and developing relationships with other professionals.

Benchmarking of Compensation

Management prior to the Externalization developed PTMN’s compensation plans by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the middle market lending industry and in particular other publicly-traded, internally managed business development companies (“BDCs”). PTMN believed that the practices of this group of companies provided PTMN with appropriate compensation benchmarks because these companies had similar organizational structures and tended to compete with PTMN for executives and other employees. For benchmarking executive compensation, PTMN typically reviewed the compensation data that was collected from the complete group of companies, as well as a subset of the data from those companies that have a similar number of employees and a similar investment portfolio as PTMN.

Pay-for-Performance Philosophy

Based on management’s analyses and recommendations, the Compensation Committee approved a pay-for-performance compensation philosophy. PTMN worked within the framework of this pay-for-performance philosophy to determine each component of an executive’s initial compensation package based on numerous factors, including:

•	the individual’s particular background and circumstances, including training and prior relevant work experience;

•	the individual’s role with PTMN and the compensation paid to similar persons in the companies represented in the compensation data that PTMN reviewed;

•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;

•	performance goals and other expectations for the position;

•	comparison to other executives within PTMN having similar levels of expertise and experience; and

•	uniqueness of industry skills.

Setting and Assessment of Performance Goals; Role of Chief Executive Officer

The Compensation Committee also implemented an annual performance management program, under which, prior to the Externalization, annual performance goals were determined and set forth in writing at the beginning of each calendar year for the Company as a whole and for each individual employee. Annual corporate goals were proposed by management and were approved by the Prior PTMN Board at the end of each calendar year for the following year. These corporate goals targeted the achievement of specific strategic, operational and financial milestones. Annual individual goals focused on contributions which facilitate the achievement of the corporate goals and were set during the first quarter of each calendar year. Individual goals were proposed by each employee and approved by his or her direct supervisor. The Chief Executive Officer’s goals were approved by the Compensation Committee. Annual salary increases, annual bonuses and annual restricted stock awards granted to the Company’s employees were tied to the achievement of these corporate and individual performance goals.

Prior to the Externalization, the performance goals for the Company’s Chief Executive Officer and other executive management were considered in the context of the performance of the broader financial industry and were as follows:

•	achievement of the Company’s dividend objectives (emphasizing both growth and stability);

•	growth of the Company’s investment portfolio;

•	maintenance of the credit quality and financial performance of the Company’s investment portfolio; and

•	development of the Company’s human resources.

The Company believed that the performance goals were realistic “stretch” goals that should have been reasonably attainable by management.

Prior to the Externalization, during the fourth calendar quarter of each year, the Company evaluated individual and corporate performance against the written goals for the recently completed year. Consistent with the Company’s compensation philosophy, each employee’s evaluation began with a written self-assessment, which was submitted to the employee’s supervisor. The supervisor then prepared a written evaluation based on the employee’s self-assessment, the supervisor’s own evaluation of the employee’s performance and input from others within the Company. The Company’s executive officers, other than the Chief Executive Officer, submitted their self-assessments to the Chief Executive Officer, who performed the individual evaluations and submitted recommendations to the Compensation Committee for bonuses. In the case of the Chief Executive Officer, his individual performance evaluation was conducted by the Compensation Committee

In the first quarter of 2019, in connection with the Externalization, the Compensation Committee determined that each named executive officer met their targets and was entitled to a prorated portion of their annual bonus as provided in their Employment Agreements prior to the Externalization.

Our Compensation Policies and Practices as They Relate to Risk Management

In accordance with the applicable disclosure requirements, to the extent that risks may arise from PTMN’s compensation policies and practices that are reasonably likely to have a material adverse effect on PTMN, PTMN is required to discuss those policies and practices for compensating the employees of PTMN (including employees that are not named executive officers) as they relate to PTMN’s risk management practices and the possibility of incentivizing risk-taking.

The Compensation Committee evaluated the policies and practices of compensating PTMN’s employees prior to the Externalization in light of the relevant factors, primarily that compensation was solely comprised of base salary to properly compensate employees prior to the Externalization. Additionally, no cash incentive, annual bonus or equity awards were granted or paid in light of the Externalization transaction.

Based on such evaluation, the Compensation Committee determined that PTMN’s prior policies and practices were not reasonably likely to have a material adverse effect on PTMN.

Compensation Components

PTMN’s compensation package consisted of the following components in 2019, each of which PTMN deemed instrumental in motivating and retaining its executives:

Base Salary

Base salaries for PTMN’s executives were established based on the scope of their responsibilities and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data PTMN reviews for similar positions and the overall market demand for such executives at the time of hire. An executive’s base salary was also evaluated together with other components of the executive’s compensation to ensure that the executive’s total compensation was in line with the PTMN’s overall compensation philosophy.

Annual Bonus

PTMN’s compensation program included eligibility for an annual performance-based cash bonus in the case of all executives and certain senior, non-executive employees prior to the Externalization. The amount of the cash bonus depended on the level of achievement of the stated corporate and individual performance goals. The terms of any bonus compensation that each of Messrs. Pearson, Gilpin, Corless, and Gilligan were entitled to are set forth in each of their respective employment agreements, descriptions of which are set forth below. See “Executive Compensation — Employment Agreements.” In connection with the Externalization and prior to each of Messrs. Pearson, Gilpin, Corless, and Gilligan’s separation from PTMN, the Compensation Committee determined that each officer was entitled to a prorated portion of their annual cash bonus

The annual bonus awards paid to the named executive officers with respect to 2018 (shown in the “Non-Equity Incentive Plan” column of the Summary Compensation Table below) were at their existing target bonus amounts prorated for the length of service prior to their separation from PTMN.

Other Compensation

PTMN maintained broad-based benefits and perquisites that were provided to all employees, including health, life and disability insurance, a savings plan, and a 401(k) plan. In addition, PTMN participated in a defined contribution plan for its executive officers and employees. In particular circumstances, PTMN also utilized cash signing bonuses when certain executives and senior non-executives joined the Company. Such cash signing bonuses typically either vested during a period of less than a year or were repayable in full to the Company if the employee recipient voluntarily terminated employment with the Company prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof are determined on a case-by-case basis under the specific hiring circumstances.

Termination-Based Compensation

Severance. The terms of any severance based compensation that each of Messrs. Pearson, Gilpin, Corless and Gilligan received in connection with each of their respective employment agreements and upon their separation from PTMN in connection with the Externalization are set forth below. See “Executive Compensation — Employment Agreements.”

Acceleration of vesting of equity-based awards. In general, all unvested options and unvested shares of restricted common stock held by an employee were forfeited immediately upon that employee’s termination, whether or not for cause. In connection with the Externalization, all equity-based awards were canceled and vested awards were cashed out as previously disclosed.

Change in Control. Upon a change in control followed by certain types of termination of employment, the named executive officers were eligible to receive enhanced severance and equity vesting. See “Executive Compensation — Employment Agreements.”

Summary Compensation Table

The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2019, 2018 and 2017 to or with respect to the Company’s named executive officers. Effective April 1, 2019, each of Messrs. Pearson, Gilpin, Corless and Gilligan ceased to be an employee of PTMN (see “Potential Payments Upon Termination or Change in Control”). Mr. Goldthorpe was appointed Chief Executive Officer of PTMN after the Externalization and does not receive any compensation.

Name and Principal Position	Year	Salary(4) ($)	Bonus ($)(5)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)(4)		All Other Compensation ($)(3)(4)	Total ($)(4)
Dayl W. Pearson President and Chief Executive Officer	2019	137,500	100,000	—	—	175,000	(6)	42,133	454,633
	2018	550,000	—	—	—	700,000		71,087	1,321,087
	2017	550,000	—	100,000	—	700,000		87,965	1,437,965

Name and Principal Position	Year	Salary(4) ($)	Bonus ($)(5)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)(4)		All Other Compensation ($)(3)(4)	Total ($)(4)
Ted Goldthorpe President and Chief Executive Officer	2019	—	—	—	—	—		—	—
Edward U. Gilpin(7) Chief Financial Officer, Treasurer and Secretary	2019	102,500	75,000	—	—	83,750	(6)	37,840	299,090
	2018	410,000	—	—	—	335,000		51,578	796,578
	2017	410,000	—	60,000	—	335,000		61,720	866,720
R. Jon Corless Chief Investment Officer	2019	77,500	—	—	—	50,000	(6)	32,716	160,216
	2018	310,000	—	—	—	200,000		50,403	560,403
	2017	310,000	—	35,000	—	200,000		57,392	602,392
Daniel P. Gilligan Vice President, Director of Portfolio Administration and Interim Chief Compliance Officer	2019	73,750	40,000	—	—	40,000	(6)	36,516	190,266
	2018	295,000	—	—	—	160,000		50,886	505,886
	2017	285,000	—	65,000	—	160,000		54,623	564,623

(1)

Represents the grant date fair market value of restricted stock grants in accordance with Financial Accounting Standards Board Accounting Standards Codification — Compensation — Stock Compensation (Topic 718) (January 2010) (“ASC 718”). Grant date fair value is based on the closing price of the Company’s common stock on the date of grant.

(2)

Represents the annual performance-based cash bonus. The annual bonuses of the named executive officers were derived based on the performance of the Company and the individual executive relative to pre-established objectives for the year.

(3)	See the 2019 All Other Compensation Table below for a breakdown of these amounts, which consist of:

•	cash dividends on restricted stock granted, including $4,451 to Mr. Pearson, $1,929 to Mr. Gilpin, $1,723 to Mr. Corless and $2,278 to Mr. Gilligan;

•	amounts received pursuant to the KCAP Financial, Inc. Employee Savings and Profit Sharing Plan (the “Savings Plan”);

•	matching contributions received pursuant to the Savings Plan;

•	disability insurance premiums.

(4)

Represents the total compensation received from PTMN and its affiliates. PTMN may allocate compensation expense between PTMN and one or more of its Asset Manager Affiliates based upon expense allocation agreements.

(5)	Represents additional one-time cash bonus received for successful completion of the Externalization.
(6)	Represents annual performance-based cash bonus prorated for the first quarter of 2019.
(7)	Mr. Gilpin remained an executive officer of PTMN after the Externalization, but ceased receiving any form of compensation from PTMN as he was no longer employed by PTMN.

The Savings Plan is a 401(k) plan, and PTMN matched an individual’s contribution up to a pre-set amount according to a specific formula.

2019 All Other Compensation Table

Name	Dividends on Restricted Stock ($)	Savings Plan ($)	401(k) Plan ($)	Life Insurance Premiums ($)	Disability Insurance Premiums ($)	Total ($)
Dayl W. Pearson	4,451	30,993	—	—	6,688	42,133
Ted Goldthorpe	—	—	—	—	—	—
Edward U. Gilpin	1,929	30,993	—	—	4,918	37,840
R. Jon Corless	1,723	30,993	—	—	—	32,716
Daniel P. Gilligan	2,278	30,993	—	—	3,245	36,516

Grants of Plan-Based Awards in Fiscal Year 2019

The Company did not make any grants of plan-based equity awards to its named executive officers during the fiscal year ended December 31, 2019.

Chief Executive Officer Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the total annual compensation for our principal executive officers to the median of the annual total compensation of all our employees (other than our principal executive officer) (the “CEO Pay Ratio”). As one of our Chief Executive Officers during the fiscal year ended December 31, 2019, Mr. Goldthorpe’s total compensation for 2019 was $0 as reflected in the Summary Compensation Table included in this proxy statement. The total compensation of our median employee, excluding our Chief Executive Officer, for 2019 was $0 due to the Externalization and PTMN having no employees as further described below. As a result, we are unable to provide a pay ratio number for 2019.

In 2017, we selected December 31, 2017 as the date used to identify our “median employee” whose annual total compensation was the median of the annual total compensation of all our employees (other than our Chief Executive Officer) for 2017. As of December 31, 2017, our employee population consisted of 24 individuals (excluding our Chief Executive Officer), all located in our New York, New York office. To identify our median employee, we compared the annual total compensation for each of our employees, as determined in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which included salary, bonus, restricted stock awards, employer contributions to employee accounts in our 401(k) plan, and company- paid life insurance premiums. In making this determination, we annualized the compensation of nine employees who were hired in 2017 but did not work for us the entire fiscal year. Given that we had an even number of employees (excluding our Chief Executive Officer) in the employee population for 2017, the calculation of the compensation of the median employee was the average compensation of our 12th and 13th highest paid employees. We used the same employee for our determination for the fiscal year ended December 31, 2018. However, for 2019 and in light of the changes in our employee population and employee compensation arrangements, we have determined there has been a significant impact on the median employee determination for 2019. Accordingly, we have not used the same median employee we identified in 2017 for purposes of calculating our CEO Pay Ratio for 2019 due to PTMN no longer employing individuals or compensating them as a result of the Externalization. During the last three months of 2019, we had no employees and therefore no median employee.

Employment Agreements

During 2019, the Company was a party to employment agreements with Messrs. Pearson, Gilpin, Corless and Gilligan prior to the Externalization. Each of Messrs. Pearson, Gilpin, Corless and Gilligan received their salary, bonus, stock awards and benefits pursuant to their employment agreements with the Company.

Employment Agreements, dated May 5, 2015, with Dayl W. Pearson, Edward U. Gilpin, R. Jon Corless and Daniel P. Gilligan

On May 5, 2015, the Company entered into employment agreements with Messrs. Pearson, Gilpin, Corless and Gilligan. The employment agreements were effective as of May 5, 2015 and superseded and replaced each executive’s previous employment agreement. The initial term of the employment agreement ended on December 31, 2015, subject to automatic extended one-year renewals thereafter (unless either party provides prior written notice not later than 30 days’ prior to the expiration of the then current term). As of April 1, 2019, each named executive officer became an employee of BC Partners Advisors. Messrs. Pearson and Corless have since ceased to be employees of BC Partners Advisors.

Under the terms of their employment agreements, Messrs. Pearson, Gilpin, Corless and Gilligan were entitled to receive an annual base salary of $550,000, $400,000, $310,000 and $275,000, respectively, (subject to increase from time to time by the Board of Directors) and were eligible to earn annual discretionary performance-based cash bonuses with targeted amounts of $800,000, $400,000, $250,000 and $175,000, respectively, to be paid on or about January 31 of the succeeding calendar year.

Under the terms of the employment agreements, in the event of the termination of the executive’s employment for any reason, the executive was entitled to receive (i) any base salary earned but not paid through the date of termination, (ii) any accrued but unused vacation pay calculated through the date of termination, (iii) any accrued but unpaid expense reimbursements calculated through the date of termination and (iv) any benefits provided under the terms of any Company benefit plan or program.

Under the terms of each employment agreement, in the event of an executive’s termination of employment by the Company without cause (as defined in the employment agreement), by the executive for good reason (as defined in the employment agreement), or due to the executive’s death or disability, the executive will, for a 12 month “severance period” following termination (i) continue to be paid his or her annual base salary, and (ii) receive a monthly payment equal to the after-tax amount of the executive’s monthly premium for COBRA continuation coverage under our health benefit plan. In addition, the executive will receive a one-time payment equal to the prorated amount of executive’s average annual bonus for the three calendar years preceding termination.

If the executive is terminated without cause or for good reason within 24 months following a change in control of the Company (as defined in the employment agreement), the executive will receive the above-described severance payments, except that the “severance period” will be 24 months instead of 12 months, and the executive will be fully vested in all outstanding equity and equity-based awards.

The employment agreements contained a provision for the protection of our confidential information, and provide for a one-year non-compete period and a two-year non-solicit period following the executive’s termination of employment for any reason. In the event of a termination without cause or for good reason, the executive may request that his or her one-year non-compete period be shortened, and if the Company grants such request, it will have no further obligation to make the salary continuation and COBRA premium severance payments.

Outstanding Equity Awards at 2019 Fiscal Year-End

There were no unvested stock awards outstanding on December 31, 2019, the last day of the Company’s fiscal year, held by each of the named executive officers then in office.

Option Exercises and Stock Vested in Fiscal Year 2019

The named executive officers in office for the fiscal year ended December 31, 2019 did not hold or exercise any stock options during the fiscal year. The shares of restricted stock held by such named executive officer that vested in the fiscal year ended December 31, 2019 are set forth in the table below. The shares set forth below vested immediately prior to closing of the Externalization on April 1, 2019.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dayl W. Pearson	44,514	161,141
Ted Goldthorpe	—	—
Edward U. Gilpin	19,292	69,837
R. Jon Corless	17,232	62,380
Daniel P. Gilligan	22,778	82,456

Potential Payments Upon Termination or Change of Control

Change of Control Arrangements in the Company’s Equity Incentive Plan

Under the KCAP Financial Inc. 2017 Equity Incentive Plan (the “Equity Incentive Plan”), which was terminated in connection with the Externalization, in the event of a Covered Transaction (as defined below), all outstanding, unexercised options, restricted stock awards and other stock-based awards granted under the Equity Incentive Plan would have terminated and ceased to be exercisable, and all other awards to the extent not fully vested (including awards subject to conditions not yet satisfied or determined) would have been forfeited, provided that the Board could have in its sole discretion on or prior to the effective date of the Covered Transaction take any (or any combination of) the following actions, as to some or all outstanding awards:

•	made any outstanding option exercisable in full;

•	removed any performance or other conditions or restrictions on any award;

•

in the event of a Covered Transaction under the terms of which holders of the shares of the Company will receive upon consummation thereof a payment for each such share surrendered in the Covered Transaction (whether cash, non-cash or a combination of the foregoing), made or provided for a payment (with respect to some or all of the awards) to the participant equal in the case of each affected award to the difference between (A) the fair market value of a share of common stock times the numbers of shares subject to such outstanding award (to the extent then exercisable at prices not in excess of the fair market value) and (B) the aggregate exercise price of all shares subject to such outstanding award, in each case on such payment terms (which need not be the same as the terms of payment to holders of shares) and other terms, and subject to such conditions, as the Board determines; and

•

with respect to an outstanding award held by a participant who, following the Covered Transaction, would have been employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the Covered Transaction or any affiliate of such an entity, at or prior to the effective time of the Covered Transaction, in its sole discretion and in lieu of the action described in the three preceding bullets, arranged to have such surviving or acquiring entity or affiliate assume any award held by such participant outstanding hereunder or grant a replacement award which, in the judgment of the Board was substantially equivalent to any award being replaced.

Under the Equity Incentive Plan, a “Covered Transaction” was considered a (i) sale of shares of the Company’s common stock, consolidation, merger, or similar transaction or series of related transactions in which the Company was not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding shares of common stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) a sale or transfer of all or substantially all of the Company’s assets; or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involved a tender offer that was reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction would have been deemed to have occurred upon consummation of the tender offer.

Termination of Employment Provisions in the Company’s Equity Incentive Plan

Unless the Board expressly provided otherwise (or except as provided for in an award agreement or employment agreement), immediately upon the cessation of employment or services of a participant in the Equity Incentive Plan in effect prior to the Externalization, all awards to the extent not already vested terminate and all awards requiring exercise ceased to be exercisable and terminate, except that:

•	When a participant’s employment was, or services were, terminated for Cause (as defined below), all options, vested and unvested, immediately terminated;

•

All vested options held by a participant immediately prior to his or her death, to the extent then exercisable, would have remained exercisable for the lesser of a period of 180 days following the participant’s death or the period ending on the latest date on which those options could have been exercised had there been no cessation of employment or services; and

•

In all other cases, all vested options held by a participant immediately prior to the cessation of his or her employment, to the extent then exercisable, remained exercisable for the lesser of a period of 90 days or the period ending on the latest date on which that option could have been exercised had there been no cessation of employment or services.

Under the Equity Incentive Plan, “Cause” has the same meaning as provided in the employment agreement between the participant and the Company or its affiliate, provided that if the participant is not a party to any such agreement, “Cause” meant (i) the participant’s repeated material failure to perform (other than by reason of the participant’s disability), or gross negligence in the performance of, participant’s duties and responsibilities to the Company or any of its affiliates which is not cured within thirty (30) days after written notice; (ii) participant’s material breach of any written employment agreement between participant and the Company or any of its affiliates which is not cured within thirty (30) days after written notice; (iii) commission of a felony involving moral turpitude or fraud with respect to the Company or any of its affiliates; (iv) participant being sanctioned by a federal or state government or agency with violations of federal or state securities laws in any judicial or administrative process or proceeding, or having been found by any court to have committed any such violation; or (v) participant’s failure to comply with (A) any material Company policy, including without limitation, all Company Codes of Ethics, policies, procedures and handbooks, applicable to such participant or (B) any legal or regulatory obligations or requirements of participant, including, without limitation, failure of participant to provide any certifications as may be required by law which is not cured within thirty (30) days after written notice.

The Board may have provided in the case of any award for post-termination exercise provisions different from those set forth above, including, without limitation, terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the latest date on which it could have been exercised had there been no cessation of employment or services.

In connection with the closing of the Externalization, the Company terminated the Equity Incentive Plan and will no longer make grants pursuant to the plan.

Termination of Employment Provisions in Employment Agreements

The termination provisions in effect prior to the Externalization are set forth in the discussion of the employment agreements above.

In connection with the Externalization, Messrs. Pearson, Gilpin, Corless and Gilligan were paid $500,000, $0, $310,000 and $295,000, respectively, upon the termination of each officer’s Employment Agreement and separation from PTMN. Each also vested in the following number of shares that were subject to outstanding awards: 44,514 with a value of $161,141, 19,292 with a value of $69,837, 17,232 with a value of $62,380, and 22,778 with a value of $82,456, respectively as of April 1, 2019, on which the shares vested

Compensation Committee Interlocks and Insider Participation

No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2019 between any member of the Board or the Compensation Committee and an Executive Officer of the Company.

Director Compensation

The following table sets forth compensation of each Company’s directors for the fiscal year ended December 31, 2019 (other than Mr. Pearson, who was a named executive officer and whose compensation is reflected in the Summary Compensation Table above):

Name (Company or Companies)	Fees Earned or Paid in Cash(1)(2)		Total Compensation from Fund and Complex Paid to Directors
	PTMN	BCPL	PTMN(4)	BCPL	Fund Complex(5)
Interested Director:
Graeme Dell (PTMN; BCPL) (3)	—	—	—	—
Ted Goldthorpe (PTMN;BCPL) (3)	—	—	—	—
David Moffitt (PTMN) (3)	—	—	—	—
Independent Directors:
Alexander Duka (PTMN;BCPL) (3)	$42,500	$50,000	$42,500	$50,000	$92,500
George Grunebaum (PTMN;BCPL) (3)	$40,000	$50,000	$40,000	$50,000	$90,000
Michael Jacobi (PTMN)*	$18,250	—	$24,250	—	$24,250
Dean C. Kehler (PTMN)	$52,250	—	$58,250	—	$58,250
Christopher Lacovara (PTMN)	$60,000	—	$66,000	—	$66,000
Albert G. Pastino (PTMN)*	$27,500	—	$33,500	—	$33,500
C. Turney Stevens (PTMN)*	$25,000	—	$31,000	—	$31,000
John A. Ward III (PTMN)*	$19,500	—	$25,500	—	$25,500
Robert Warshauer (PTMN; BCPL) (3)	$40,000	$50,000	$40,000	$50,000	$90,000

*	Resigned April 1, 2019 in connection with the Externalization.
(1)	For a discussion of each Company’s independent directors’ compensation, see below.
(2)	Neither Company maintains a stock or option plan, non-equity incentive plan or pension plan for its directors.
(3)	Joined the PTMN Board on April 1, 2019.
(4)

Reflects cash payments in the amount of $6,000 paid to Messrs. Jacobi, Kehler, Lacovara, Pastino and Stevens, respectively, immediately prior to the closing of the Externalization in exchange for the cancellation of outstanding options to purchase PTMN stock under the 2008 Non-Employee Director Plan.

(5)	“Fund Complex” includes PTMN and BCPL.

PTMN

Current Board Fees

Effective April 1, 2019, each independent director of the Current PTMN Board is paid an annual board retainer of $70,000. In addition, the lead independent director will receive $10,000, the Chair of the Company’s Audit Committee will receive $10,000, the Chair of the Company’s Nominating and Corporate Governance Committee will receive $5,000 and the Chair of the Company’s Compensation Committee will receive $5,000. In addition, the Company reimburses independent directors for any out-of-pocket expenses related to their service as members of the Board of Directors. The independent directors of the Current Board do not receive any stock-based compensation for their service as members of the Board of Directors. The Company’s directors who are employed by BC Partners Advisors do not receive any compensation for their service as members of the Board of Directors.

Prior Board Fees

Prior to the Externalization, as compensation for serving on the Prior PTMN Board, each of the Independent Directors who served in such capacity in 2018 received an annual fee of $60,000 and the non-executive Chairman of the Board of Directors received an additional annual fee of $40,000. In addition, each of the Independent Directors received $1,500 per Board meeting attended in person and $750 per Board meeting attended telephonically. Employee directors and Interested Directors did not receive compensation for serving on the Board. Independent Directors who served on Board committees received cash compensation in addition to the compensation they received for service on the Board. The chairperson of the Company’s Audit Committee received an additional $10,000 per year, the lead independent director received an additional $5,000 per year, and the chairperson of each other committee of the Board received an additional $5,000 per year and all committee members received an additional $500 for each committee meeting they attended. The Company also reimbursed its directors for their reasonable out-of-pocket expenses incurred in attending meetings of the Board.

Pursuant to the 2017 Non-Employee Director Plan, the Independent Directors and other directors who were not officers or employees of the Company (“Non-Employee Directors”) may have been issued restricted stock as a portion of their compensation for service on the Board in accordance with the terms of exemptive relief granted by the SEC in August 2008.

BCPL

For fiscal year 2020, the independent directors of BCPL will receive an annual retainer fee of $50,000. No compensation was paid to directors who were interested persons of BCPL as defined in the 1940 Act. The independent directors of BCPL review and determine their compensation.

PROPOSAL 2 — RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2020 FISCAL YEAR

Upon the recommendation of each respective Audit Committee of the Boards, each Board has retained KPMG as such Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, subject to ratification by each Company’s stockholders.

On May 9, 2019, the Audit Committee of the Board of PTMN approved the dismissal of Ernst & Young LLP (“EY”) as the independent registered public accounting firm effective as of that date. The audit reports of EY on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2018 and 2017 and through May 9, 2019, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with its audit report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Effective May 9, 2019, the PTMN Audit Committee engaged KPMG to serve as such Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2018 and 2017 and through May 9, 2019, neither the Company nor anyone on its behalf consulted with KPMG LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

It is expected that a representative of KPMG will participate in the virtual Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Independent Auditor’s Fees

The following table presents fees for professional services rendered by KPMG for the fiscal years ended December 31, 2019 and 2018 in the case of BCPL and by KPMG and EY in the case of PTMN, respectively.

	2019		2018
	PTMN	BCPL	PTMN		BCPL
Audit Fees	$720,000	$187,730	$828,000		$95,000
Audit-Related Fees	$127,000	$—	$—		$—
Aggregate Non-Audit Fees:
Tax Fees	$—	$—	$—	(1)	$—
All Other Fees	$—	$—	$9,000		$2,000
Total Aggregate Non-Audit Fees	$—	$—	$9,000		$2,000

Total Fees	$847,000	$187,730	$837,000		$97,000

(1)	Prior to KPMG’s appointment as independent auditor to PTMN in 2019, KPMG was engaged to provide tax services related to fiscal year 2018. Those services totaled $212,750.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of each Company’s year-end financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of each Company’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Aggregate Non-Audit Fees. Aggregate non-audit fees billed by KPMG and EY to the Advisers and their affiliates who provide on-going services to the Companies during the fiscal year ended December 31, 2019 were $— and $—, respectively. Each Company’s Audit Committee does not consider the provision of such services to be incompatible with maintaining KPMG’s independence.

Required Vote

For each Company, the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers will have discretionary authority to vote for the ratification of the selection of each Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of shares of our common stock, there should not be any broker non-votes with respect to this proposal.

Each Board unanimously recommends a vote “FOR” the proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm for the applicable Company for the fiscal year ending December 31, 2020.

Audit Committee Report

The following is the joint report of the Audit Committees with respect to each Company’s audited financial statements for the fiscal year ended December 31, 2019.

Each Audit Committee operates under a written charter adopted by the respective Board. PTMN’s Audit Committee is currently composed of Messrs. Duka, Grunebaum, Lacovara and Warshauer and BCPL’s Audit Committee is currently composed of Messrs. Duka, Grunebaum and Warshauer.

Management is responsible for the preparation, presentation and integrity of each Company’s consolidated financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accountant is responsible for performing an independent audit of each Company’s annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States, as well as an independent audit of management’s assessment of the effectiveness of each Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of each Company’s independent registered public accounting firm.

Pre-Approval Policy

Each Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by each Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accountant(s) in order to assure that the provision of such service does not impair the accountant’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the respective Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee.

Review with Management

Each Audit Committee has reviewed the audited consolidated financial statements and met and held discussions with management regarding the audited consolidated financial statements. Management has represented to the Audit Committee that each Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

Each Audit Committee has discussed with its independent registered public accounting firm, matters required to be discussed by Auditing Standard No. 1301, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board and such other matters as such Audit Committee and its independent registered public accounting firm are required to discuss under auditing standards generally accepted in the United States. Each Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees (as amended), as adopted by the Public Company Accounting Oversight Board, and has discussed with the firm its independence. Each Audit Committee has also considered the compatibility of non-audit services with the firm’s independence.

In 2019, each Audit Committee met with members of senior management and each Company’s independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Accounting Officer under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations of the SEC and the overall certification process. At these meetings, each Company’s officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Selection of Auditors

Each of the Audit Committees also recommended the selection of KPMG to serve as the independent registered public accounting firm of the applicable Company for the fiscal year ending December 31, 2020, subject to ratification by our stockholders. See “Proposal 2 — Ratification of Independent Public Accounting Firm.”

Conclusion

Based on each Audit Committee’s discussion with management and the independent registered public accounting firm, each Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to each Audit Committee, the

Audit Committees of each Company recommended that the respective Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

PTMN Audit Committee	BCPL Audit Committee
Robert Warshauer, Chairman	Robert Warshauer, Chairman
Alexander Duka, Member	Alexander Duka, Member
George Grunebaum, Member Christopher Lacovara, Member	George Grunebaum, Member

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION FOR PTMN

The Compensation Discussion and Analysis above in this proxy statement describes PTMN’s executive compensation program and the compensation decisions that the Compensation Committee and Prior PTMN Board made for the year ended December 31, 2019, prior to the Externalization, with respect to the compensation of the named executive officers of PTMN. At PTMN’s 2017 annual meeting of stockholders, PTMN stockholders indicated their preference to hold the non-binding stockholder vote to approve the compensation of our named executive officers each year. As a result of the Externalization, PTMN no longer has any employees or compensation and therefore this is the last year this proposal will be included in the proxy statement. The PTMN Board is asking shareholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that the compensation paid to PTMN’s named executive officers for the year ended December 31, 2019 as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

This proposal, which is sometimes referred to as a “say-on-pay vote,” is provided as required pursuant to Section 14A of the Exchange Act.

As described in the Compensation Discussion and Analysis, PTMN’s executive compensation program prior to the Externalization embodied a pay-for-performance philosophy that supported PTMN’s business strategy and aligned the interests of its executives with those of its stockholders, with the objective of attracting, retaining and motivating the best possible executive talent and avoiding risks that would be reasonably likely to have a material adverse effect on PTMN. For these reasons, the PTMN Board is asking stockholders to support this proposal. Although the vote the PTMN Board is asking you to cast is non-binding, the Compensation Committee and the PTMN Board value the views of stockholders.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock of PTMN represented at the Annual Meeting in person or by proxy is required for the approval of the non-binding resolution in this proposal. Pursuant to applicable broker rules, brokers will not have discretionary authority to vote on this proposal and, therefore, broker non-votes will not be included in vote totals and will not affect the outcome of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Abstentions will have the same effect as a “no” vote on the approval of the resolution in this proposal. Unless otherwise indicated, the persons named in the proxy will vote all proxies in favor of this proposal. As an advisory vote, this proposal is not binding upon PTMN. Additionally, the Compensation Committee is no longer responsible for designing and administering PTMN’s executive compensation program as a result of the Externalization, as defined under “Explanatory Note Regarding the Externalization.”

The PTMN Board unanimously recommends a vote “FOR” the advisory proposal to approve the compensation paid to PTMN’s named executive officers.

OTHER MATTERS

Stockholder Proposals Pursuant to Rule 14a-8

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in either Company’s proxy statement and form of proxy for the 2021 Annual Meeting of Stockholders must be received by the applicable Company on or before December 30, 2020, or if the date of the 2021 Annual Meeting of Stockholders has been changed by more than 30 days from the date of the 2020 Annual Meeting of Stockholders, then the deadline is a reasonable time before each Company begins to print and send its proxy materials. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Portman Ridge Finance Corporation or BC Partners Lending Corporation, as applicable, 650 Madison Avenue, New York, New York 10022, Attention: Secretary. Proxies solicited by a Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Stockholder Proposals Other than Pursuant to Rule 14a-8

Stockholder proposals or director nominations for either Company to be presented at the 2021 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the applicable Company. For BCPL, such proposal or director nomination must be received not earlier than 150 days and not later than 5:00 p.m., Eastern Time, 120 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For the 2021 Annual Meeting of Stockholders, BCPL must receive such proposals and nominations no earlier than November 30, 2020 and no later than December 30, 2020. For PTMN, such proposal or director nomination must be received not less than 90 days prior to the date of the anniversary of the previous year’s annual meeting of stockholders. For the 2021 annual meeting of stockholders, PTMN must receive such proposals and nominations no later than March 26, 2021.

For BCPL, in the event that the date of the 2021 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2020 Annual Meeting of Stockholders, a timely notice by the stockholder must be delivered no earlier than 150 days prior to the 2021 Annual Meeting of Stockholders and not later than 5 p.m., Eastern Time, on the later of (i) the 120th day prior to the 2021 Annual Meeting of Stockholders or (ii) the 10th day following the day on which public announcement of the notice for the 2021 Annual Meeting of Stockholders is first made. For PTMN, in the event that the date of the 2021 Annual Meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the date of the 2020 Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be so received not later than the later of the close of business 90 days prior to such annual meeting or the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made.

To be in proper written form, a stockholder’s notice to the Secretary relating to any matter must comply with the other requirements contained in PTMN’s or BCPL’s bylaws, as applicable, including supporting documentation and other information and representations set forth as to each matter such stockholder proposes to bring before the annual meeting.

Other Business

Each Company’s Board does not presently intend to bring any other business before the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to participate in the virtual Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/PTMN2020 if you are a PTMN stockholder and/or www.virtualshareholdermeeting.com/BCPL2020 if you are a BCPL stockholder and, in each case, enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 8:45 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Annual Meeting and voting, please contact us by calling us collect at (212) 891-2880, by e-mail to PTMN at info@portmanridge.com, or by writing to Portman Ridge Finance Corporation or BC Partners Lending Corporation, as applicable, at 650 Madison Avenue, New York, New York 10022, Attention: Secretary.

Delivery of Proxy Materials

Please note that only one copy of the 2020 joint proxy statement, the applicable 2019 Annual Report on Form 10-K or Notice of Annual Meeting may be delivered to two or more stockholders of record of PTMN and/or BCPL who share an address unless we have received contrary instructions from one or more of such stockholders.

We will deliver promptly, upon written or oral request, a separate copy of any of these documents to stockholders of record of PTMN and/or BCPL at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us collect at (212) 891-2880 or by writing to Portman Ridge Finance Corporation or BC Partners Lending Corporation, as applicable, at 650 Madison Avenue, New York, New York 10022, Attention: Secretary.

Available Information

Each Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information, including each Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling us collect at (212) 891-2880, by e-mail to PTMN at info@portmanridge.com, or by writing to Portman Ridge Finance Corporation or BC Partners Lending Corporation, as applicable, at 650 Madison Avenue, New York, New York 10022, Attention: Secretary, or in the case of PTMN, on its website at www.PortmanRidge.com. The information on these websites is not incorporated by reference into this proxy statement.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 24, 2020. PORTMAN RIDGE FINANCE CORPORATION Meeting Information Meeting Type: Annual Meeting For holders as of: April 27, 2020 Date: June 24, 2020 Time: 9:00 AM, EDT Location: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/PTMN2020. The this year. company To attend will be the hosting meeting the meeting via the Internet live via the please Internet visit www. have the virtualshareholdermeeting. information that is printed com/PTMN2020 in the box marked and by be the sure arrow to XXXX XXXX XXXX XXXX (located on the following page). PORTMAN RIDGE FINANCE CORPORATION ATTN: SECRETARY 650 MADISON AVENUE NEW YORK, NY 10022 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. D16643-P40987

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT Have How the to View information Online: that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. XXXX XXXX XXXX XXXX If How you to want Request to receive and a Receive paper or a e- PAPER mail copy or of Ethese -MAIL documents, Copy: you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com by * If the requesting arrow materials by e-mail, please send (located a blank on the e-mail following with the page) information in the subject that is line printed . in the box marked XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 10, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: BeforeGo The to Meeting: www.proxyvote .com. Have the information that is printed in the box marked by the arrow (located XXXX XXXX XXXX XXXX on the following page) available and follow the instructions. DuringGo The to Meeting: www.virtualshareholdermeeting .com/PTMN2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D16643-P40987

VOTING ITEMS The Board of Directors recommends you vote FOR all of the following nominees: 1. To elect as directors two nominees, each for a term of three years: Nominees: 01) Graeme Dell 02) Robert Warshauer The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To ratify the appointment of KPMG LLP as the independent registered public accountant of the Company for the fiscal year ending December 31, 2020. 3. To approve, in a non-binding vote, the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2019. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. D16643-P40987

D16645-P40987

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic PORTMAN RIDGE FINANCE delivery of information up until 11:59 p.m. Eastern Time the day before the CORPORATION ATTN: SECRETARY 650 MADISON cut-off date or meeting date. Have your proxy card in hand when you AVENUE NEW YORK, access the web site and follow the instructions to obtain your records and NY 10022 to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PTMN2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D16637-P40987 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DETACH AND RETURN THIS PORTION ONLY DATED.

PORTMAN RIDGE FINANCE CORPORATION For All Withhold All For All nominee(s), To withhold authority mark “For to vote All Except” for any and individual write The Board of Directors recommends you vote FOR all below the number(s) . of the nominee(s) on the line of the following nominees: 1. To elect as directors two nominees, each for a term of three years: Nominees: 01) Graeme Dell 02) Robert Warshauer The Board of Directors recommends you vote FOR proposals 2 and For Against Abstain 2. To ratify the appointment of KPMG LLP as the independent registered public accountant of the Company for the fiscal year ending December 31, 2020. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by Signature [PLEASE SIGN WITHIN Date Signature (Joint Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D16638-P40987 PORTMAN RIDGE FINANCE CORPORATION Annual Meeting of Shareholders June 24, 2020 9:00 AM, EDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Edward U. Gilpin and Andrew Devine, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of PORTMAN RIDGE FINANCE CORPORATION that the shareholder(s) is/are entitled to vote at the 2020 Annual Meeting of Shareholders to be held in person (virtually) at 9:00 AM, EDT on June 24, 2020, at the following website www.virtualshareholdermeeting.com/PTMN2020, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com BC PARTNERS LENDING CORPORATION ATTN: SECRETARY 650 MADISON AVENUE NEW YORK, NY 10022 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BCPL2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D16552-Z77393 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BC PARTNERS LENDING CORPORATION For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR all of the following nominees: All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. To elect as directors two nominees, each for a term of three years: Nominees: 01) Ted Goldthorpe 02) George Grunebaum The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 2. To ratify the appointment of KPMG LLP as the independent registered public accountant of the Company for the fiscal year ending December 31, 2020. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D16553-Z77393 BC PARTNERS LENDING CORPORATION Annual Meeting of Shareholders June 24, 2020 9:00 AM, EDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Edward U. Gilpin and Andrew Devine, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of BC PARTNERS LENDING CORPORATION that the shareholder(s) is/are entitled to vote at the 2020 Annual Meeting of Shareholders to be held in person (virtually) at 9:00 AM, EDT on June 24, 2020, at the following website, www.virtualshareholdermeeting.com/BCPL2020, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side